    As filed with the Securities and Exchange Commission on October 17, 2002

                                            Registration Nos. 33-61997, 811-7343

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                                                             [_]
                           Pre-Effective Amendment No.


                                                                             [_]
                         Post-Effective Amendment No. 19


                                                                             [X]

                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                                                             [_]
                                Amendment No. 20


                                                                             [X]
                        (Check appropriate box or boxes)

                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
               (Exact name of registrant as specified in charter)

                           GATEWAY CENTER THREE (GC3)
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, Including Area Code: (973) 367-7525

                         Marguerite E. H. Morrison, Esq.
                           Gateway Center Three (GC3)
                               100 Mulberry Street
                          Newark, New Jersey 07102-4077
                     (Name and Address of Agent for Service)

                  Approximate date of proposed public offering:
                   As soon as practicable after the effective
                       date of the Registration Statement.

              It is proposed that this filing will become effective
                            (check appropriate box):

                        [_] Immediately upon filing pursuant to paragraph (b)
                        [_] on (date) pursuant to paragraph (b)
                        [_] 60 days after filing pursuant to paragraph (a)(1)
                        [_] on (date) pursuant to paragraph (a)(1)


                        [X] 75 days after filing pursuant to paragraph (a)(2)

                        [_] on (date) pursuant to paragraph (a)(2) of rule 485.
                    If appropriate, check the following box:

                        [_] this post-effective amendment designates a new
                         effective date for a previously filed
                            post-effective amendment.

Title of Securities Being Registered . . . . Shares of common stock, par value
$.001 per share.

                                                 PROSPECTUS
                                                 DECEMBER ___ , 2002

     Prudential
     Jennison VALUE FUND

                                                 FUND TYPE
                                                 Large capitalization stock

                                                 OBJECTIVE
                                                 Capital appreciation

                                                 As with all mutual funds, the
                                                 Securities and Exchange
                                                 Commission has not approved or
                                                 disapproved the Fund's shares
                                                 nor has the SEC determined that
                                                 this prospectus is complete or
                                                 accurate. It is a criminal
                                                 offense to state otherwise.

     Prudential Financial is a                   LOGO
     service mark of The Prudential
     Insurance Company of America,
     Newark, NJ, and its affiliates.

--------------------------------------------------------------------------------

       Table of Contents
--------------------------------------------------------------------------------

       1     Risk/Return Summary
       1     Investment Objective and Principal Strategies
       2     Principal Risks
       3     Evaluating Performance
       4     Fees and Expenses

       6     How the Fund Invests
       6     Investment Objective and Policies
       8     Other Investments and Strategies
       11    Investment Risks

       14    How the Fund is Managed
       14    Board of Directors
       14    Manager
       15    Investment Adviser and Portfolio Manager
       17    Distributor

       18    Fund Distributions and Tax Issues
       18    Distributions
       19    Tax Issues
       20    If You Sell or Exchange Your Shares

       22    How to Buy, Sell and Exchange Shares of the Fund
       22    How to Buy Shares
       31    How to Sell Your Shares
       34    How to Exchange Your Shares
       36    Telephone Redemptions or Exchanges
       37    Expedited Redemption Privilege

       38    Financial Highlights
       38    Class A Shares
       39    Class B Shares
       40    Class C Shares
       41    Class Z Shares

       42    The Prudential Mutual Fund Family

             For More Information (Back Cover)

--------------------------------------------------------------------------------
       Prudential Jennison Value Fund        [PHONE] (800) 225-1852

--------------------------------------------------------------------------------

   Risk/Return Summary
--------------------------------------------------------------------------------

   This section highlights key information about Prudential Jennison Value Fund, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. (the Company"). Additional information follows this summary.


   INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
   Our investment objective is capital appreciation. This means we seek investments whose price will increase. We normally invest at least 65% of the Fund's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) over the long term. Most of our investments will be common stock of large capitalization companies. We may invest up to 25% of the Fund's total assets in equity securities of real estate investment trusts (REITs).

   ----------------------------------

   We're Value Investors                      During market declines, we may add
                                         to positions in favored stocks, which
   In deciding which stocks to buy,      can result in a somewhat more
   we use what is known as a value       aggressive strategy, with a gradual
   investment style. That is, we         reduction of the number of companies in
   invest in stocks that we believe      which we invest. Conversely, in rising
   are undervalued, given the            markets, we may reduce or eliminate
   company's earnings, cash flow or      fully valued positions, which can
   asset values. We look for             result in a more conservative
   catalysts that will help unlock       investment strategy, with a gradual
   inherent value. A number of           increase in the number of companies
   conditions can warrant the sale       represented in the Fund's portfolio.
   of an existing position,                   While we make every effort to
   including (1) the stock has           achieve our objective, we can't
   reached its price target; (2) the     guarantee success.
   company experiences a
   deterioration of fundamentals in
   which the earnings do not emerge
   as expected; (3) the catalyst
   condition for buying the stock no
   longer exists; or (4) the price
   of the stock deteriorates from
   the purchase without a reasonable
   explanation.
   ----------------------------------

--------------------------------------------------------------------------------
                                                                               1

--------------------------------------------------------------------------------

       Risk/Return Summary
--------------------------------------------------------------------------------

       PRINCIPAL RISKS

       Although we try to invest wisely, all investments involve risk. Since we invest primarily in common stock, there is the risk that the price of a particular stock we own could go down. Stock markets are volatile.
            In addition to an individual stock losing value, the value of the equity markets or a sector of them could go down. The Fund's holdings can vary from broad market indexes, and performance of the Fund can deviate from the performance of such indexes.
            The performance of the Fund's REIT investments depends on the strength of the real estate market, mortgage market, REIT management and property management, which can be affected by many factors.
            While it is not one of the Fund's principal strategies, the Fund may actively and frequently trade its portfolio securities.
       This may occur due to active portfolio management by the Fund's investment adviser. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.
            Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
            An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
2 Prudential Jennison Value Fund                        (Phone) (800) 225-1852

--------------------------------------------------------------------------------

       Risk/Return Summary
--------------------------------------------------------------------------------

       EVALUATING PERFORMANCE
       Because the Fund is new, no performance history for the Fund is included in this prospectus.

--------------------------------------------------------------------------------
                                                                               3

--------------------------------------------------------------------------------

       Risk/Return Summary
--------------------------------------------------------------------------------

       FEES AND EXPENSES
       This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

        Shareholder Fees/1/ (paid directly from your investment)

       -----------------------------------------------------------------------------------
                                               CLASS A     CLASS B    CLASS C   CLASS Z

        Maximum sales charge (load) imposed
          on purchases (as a percentage of
          offering price)                           5%         None        1%      None

        Maximum deferred sales charge (load)
          (as a percentage of the lower of
          original purchase price or sale
          proceeds)                                 1%/2/      5%/3/      1%/4/    None

        Maximum sales charge (load) imposed
          on reinvested dividends and other
          distributions                            None        None      None      None

        Redemption fees                            None        None      None      None

        Exchange fee                               None        None      None      None
       -----------------------------------------------------------------------------------

        Annual Fund Operating Expenses (deducted from Fund assets)

       ------------------------------------------------------------------------------------------------
                                                      CLASS A      CLASS B      CLASS C     CLASS Z
        Management fees                                   .70%          .70%        .70%         .70%

        + Distribution and service (12b-1) fees           .30%/5/      1.00%       1.00%         None

        + Other expenses                                 1.30%         1.30%       1.30%        1.30%

        = Total annual Fund operating expenses*          2.30%         3.00%       3.00%        2.00%

       * The Fund's total actual annual fund operating expenses for the fiscal year ending 9-30-03 will be less than the amount shown above because the Manager has agreed to cap expenses for each class. The Manager may discontinue all or part of these caps at any time. With these voluntary caps, the Fund's actual total operating expenses will not exceed the following:
            Actual total Fund operating expenses: Class A: 1.33% Class B: 2.08%; Class C: 2.08%; Class Z: 1.08%

       1 Your broker may charge you a separate or additional fee for purchases and sales of shares.
       2 Investors who purchase $1 million or more of Class A shares are not subject to an initaial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).
       3 The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
       4 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.
       5 For the fiscal year ending 9-30-03 the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

--------------------------------------------------------------------------------
4 Prudential Jennison Value Fund                    (PHONE) (800) 225-1852

--------------------------------------------------------------------------------

       Risk/Return Summary
--------------------------------------------------------------------------------

       Example
       This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.
            The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

       ---------------------------------------------------------------------
                                         1 YR    3 YRS    5 YRS     10 YRS
        Class A shares                   $       $        $         $
        Class B shares                   $       $        $         $
        Class C shares                   $       $        $         $
        Class Z shares                   $       $        $         $
       ---------------------------------------------------------------------

       You would pay the following expenses on the same investment if you did not sell your shares:

       ---------------------------------------------------------------------
                                         1 YR    3 YRS    5 YRS     10 YRS
        Class A shares                   $       $        $         $
        Class B shares                   $       $        $         $
        Class C shares                   $       $        $         $
        Class Z shares                   $       $        $         $
       ---------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------

       How the Fund Invests
--------------------------------------------------------------------------------

       INVESTMENT OBJECTIVE AND POLICIES
       The Fund's investment objective is capital appreciation. This means we seek investments whose price will increase over time. While we make every effort to achieve our objective, we can't guarantee success.

--------------------------------------------------------------------------------
6 Prudential Jennison Value Fund                      (PHONE) (800) 225-1852

-----------------------------------

Our Value Approach

We buy common stock and convertible securities primarily of large capitalization companies, which we currently consider to be those with market capitalizations of $5 billion or more at the time of purchase. We look for undervalued stocks where the underlying company is sound. We seek companies with rising earnings, free cash flow, good balance sheets and/or specific catalysts, such as asset restructurings, share repurchases, insider buying and spinoffs, that would unlock the inherent value of the company. We tend to be broadly diversified in line with large-cap value benchmarks. We attempt to add value by stock selection rather than by sector allocation.

     In pursuing our objective, we normally invest at least 65% of the fund's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the S&P 500 Index. Most of our investments will be common stock of large capitalization companies. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. The Fund also invests in other equity-related securities, including American Depositary Receipts (ADRs); nonconvertible preferred stock; warrants and rights that can be exercised to obtain stock; real estate investment trusts (REITs); investments in various types of business ventures, including partnerships and joint ventures; and similar securities.

     Investment Style Portfolio manager Tom Kolefas will actively manage the Fund seeking capital appreciation. Mr. Kolefas' style is to combine fundamental analysis with a set of quantitative screens to invest in undervalued companies. He seeks companies that are sound, possessing a combination of fundamental characteristics and identifiable catalysts that may be able to close the gap between the stock price and the true worth of the company.

The Fund will use a research based, bottom-up stock selection process to focus on large capitalization companies. The end result is a portfolio with an overall adherence to a disciplined process that results in a traditional large-cap portfolio.

--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------

       How the Fund Invests
--------------------------------------------------------------------------------

       Portfolio Turnover
       It is not a principal strategy of the Fund to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, we anticipate the Fund may have an annual portfolio turnover rate of up to 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.

       Real Estate Investment Trusts
       We may invest in the securities of real estate investment trusts known as REITs. REITs are like corporations, except that they do not pay income taxes on income distributed to their shareholders if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes on income distributed to their shareholders, the distributions they make to investors are taxable. REITs invest primarily in real estate and mortgages, and distribute almost all of their income--most of which comes from rents, mortgages and gains on sales of property--to shareholders.

--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------

       How the Fund Invests
--------------------------------------------------------------------------------

            For more information, see Investment Risks below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
            The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Company can change investment policies that are not fundamental.

       OTHER INVESTMENTS AND STRATEGIES
       In addition to the principal strategies, we also may use the following investments and strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

       Foreign Securities
       We may invest in foreign securities, including money market instruments and other fixed-income securities, stock and other equity-related securities of non-U.S. based companies. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

       Short Sales
       The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

       Derivative Strategies
       We may use various derivative strategies to try to improve the Fund's returns or to try to protect the Fund's assets, consistent with the Fund's overall investment objective. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--including, futures, options, swaps, structured notes, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular

--------------------------------------------------------------------------------
10 Prudential Jennison Value Fund            [PHONE] (800) 225-1852
       instrument. Any derivatives we use may not match the Fund's underlying holdings. Derivatives that involve leverage could magnify losses.

       Options. The Fund may purchase and sell put and call options on equity securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.

--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------

       How the Fund Invests
--------------------------------------------------------------------------------

       Futures Contracts and Related Options
       Foreign Currency Forward Contracts. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund may also enter into foreign currency futures contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

       Other Equity-Linked Investments. The Fund may invest up to 10% of its total assets in securities of exchange traded funds (ETFs) such as Standard and Poor's Depositary Receipts (SPDRs), subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either mutual funds or unit investment trusts (UIT) that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. Such holdings may be subject to any management fees of the mutual fund or UIT. The underlying portfolio may be broad market, sector or international. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock.

            For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."

       Money Market Instruments, Bonds and Other Fixed-Income Obligations Under normal circumstances, the Fund may invest up to 35% of its total assets in money market instruments and other fixed-income obligations. Money market instruments include the commercial paper of U.S. corporations, short-term obligations of U.S. banks, certificates of deposit and short-term obligations issued or guaranteed by the U.S. government or its agencies. Longer-term fixed-income obligations include bonds and similar debt obligations. Generally, fixed-income obligations provide a fixed rate of return, but provide much less opportunity for capital appreciation than investing in stocks.

       The Fund will only purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. For bonds and other long-term fixed-income obligations, we invest primarily in obligations in one of the top three long-term quality ratings (A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or comparably rated by another major rating service). We also may invest in obligations that are not rated, but that we believe are of comparable quality to these obligations.

--------------------------------------------------------------------------------
12 Prudential Jennison Value Fund           [PHONE] (800) 225-1852

--------------------------------------------------------------------------------

       How the Fund Invests
--------------------------------------------------------------------------------

       Repurchase Agreements

       The Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

       Temporary Defensive Investments

       In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

       Additional Strategies

       The Fund also follows certain policies when it borrows money (the Fund can borrow up to 331/3% of the value of its total assets); lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------

       How the Fund Invests
--------------------------------------------------------------------------------

       INVESTMENT RISKS

       As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from the performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

        Investment Type
        % of Fund's Assets                Risks                      Potential Rewards
       ---------------------------------------------------------------------------------------
        Common stock and                  . Individual stocks        . Historically, stocks
        convertible securities              could lose value           have outperformed
                                          . The equity markets         other investments
        At least 65%                        could go down,             over the long term
                                            resulting in a           . Generally, economic
                                            decline in value of        growth means higher
                                            the Fund's                 corporate profits,
                                            investments                which leads to an
                                          . Companies that pay         increase in stock
                                            dividends may not          prices, known as
                                            do so if they don't        capital appreciation
                                            have profits or          . May be a source of
                                            adequate cash flow         dividend income
                                          . Changes in economic
                                            or political
                                            conditions, both
                                            domestic and
                                            international, may
                                            result in a decline
                                            in value of the
                                            Fund's investments

       ---------------------------------------------------------------------------------------
        Real estate investment            . Performance depends      . Real estate holdings
        trusts (REITs)                      on the strength of         can generate good
                                            real estate                returns from rents,
        Up to 25%; usually                  markets, REIT              rising market
        less than 15%                       management and             values, etc.
                                            property management      . Greater diversification
                                            which can be               than direct ownership
                                            affected by many           of real estate
                                            factors, including
                                            national and
                                            regional economic
                                            conditions

       ---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14  Prudential Jennison Value Fund        [Phone]  (800) 225-1852

--------------------------------------------------------------------------------

       How the Fund Invests
--------------------------------------------------------------------------------

        Investment Type (cont'd)
        % of Fund's Assets                          Risks                Potential Rewards
       ---------------------------------------------------------------------------------------
        Foreign securities                 . Foreign markets,          . Investors can
                                             economies and               participate in the
        Up to 30%; usually                   political systems may       growth of foreign
        less than 10%                        not be as stable as in      markets through
                                             the U.S.                    investments in
                                           . Currency risk--changing      companies
                                             values of foreign           operating in those
                                             currencies can cause        markets
                                             losses                    . May profit from
                                           . Maybe less liquid than      changing value of
                                             U.S. stocks and bonds       foreign currencies
                                           . Differences in foreign    . Opportunities for
                                             laws, accounting            diversification
                                             standards, public
                                             information, custody
                                             and settlement
                                             practices provide less
                                             reliable information
                                             on foreign investments
                                             and involve more risk

       ---------------------------------------------------------------------------------------
        Derivatives                        . The value of              . The Fund could
                                             derivatives (such as        make money and
        Percentage varies; usually           futures and options)        protect against
        less than 10%                        that are used to hedge      losses if the
                                             a portfolio security        investment
                                             is determined               analysis proves
                                             independently from          correct
                                             that security and         . Hedges that
                                             could result in a loss      correlate well
                                             to the Fund when the        with an underlying
                                             price movement of the       position can
                                             derivative does not         reduce or
                                             correlate with a            eliminate
                                             change in the value of      investment income
                                             the portfolio security      or capital gains
                                           . Derivatives used for        at low cost
                                             risk management may       . One way to manage
                                             not have the intended       the Fund's
                                             effects and may result      risk/return
                                             in losses or missed         balance is by
                                             opportunities               locking in the
                                           . The other party to a        value of an
                                             derivatives contract        investment ahead
                                             could default               of time
                                           . Derivatives can           . Derivatives that
                                             increase share              involve leverage
                                             volatility and those        could generate
                                             that involve leverage       substantial gains
                                             could magnify losses        at low cost
                                           . Certain types of
                                             derivatives involve
                                             costs to the Fund that
                                             can reduce returns

       ---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------

       How the Fund Invests
--------------------------------------------------------------------------------

        Investment Type (cont'd)
        % of Fund's Assets                         Risks                Potential Rewards
       ----------------------------------------------------------------------------------------
        Illiquid securities                . Maybe difficult to       . May offer a more
                                             value precisely            attractive yield
        Up to 15% of net assets            . Maybe difficult to         or potential for
                                             sell at the time or        growth than more
                                             price desired              widely traded
                                                                        securities


       ----------------------------------------------------------------------------------------
        Money market instruments           . Limits potential for     . May preserve the
                                             capital appreciation       Fund's assets
        Up to 35% on a normal basis          and achieving our
        and up to 100% on a temporary        objective
        basis                              . See credit risk and
                                             market risk below
                                             (which are less of a
                                             concern for money
                                             market instruments)
       ----------------------------------------------------------------------------------------
        Fixed-income obligations           . The Fund's holdings,     . Most bonds will
                                             share price, yield         rise in value when
        Up to 35%; usually                   and total return may       interest rates fall
        less than 5%                         fluctuate in             . Bonds have
                                             response to bond           generally
                                             market movements           outperformed money
                                           . Credit risk--the risk      market instruments
                                             that the default of        over the long
                                             an issuer would            term, with less
                                             leave the Fund with        risk than stocks
                                             unpaid interest or       . Regular interest
                                             principal. The lower       income
                                             a bond's quality,        . Investment-grade
                                             the higher its             bonds have a lower
                                             potential volatility       risk of default
                                           . Market risk--the risk      than junk bonds
                                             that the market          . Principal and
                                             value of an                interest on
                                             investment may move        government
                                             down, sometimes            securities may be
                                             rapidly or                 guaranteed by the
                                             unpredictably.             issuing government
                                             Market risk may          . High-quality debt
                                             affect an industry,        obligations are
                                             a sector or the            generally more
                                             market as a whole          secure than stocks
                                           . Interest rate              since companies
                                             risk--the risk that        must pay their
                                             the value of most          debts before they
                                             bonds will fall when       pay dividends
                                             interest rates rise.
                                             The longer a bond's
                                             maturity and the
                                             lower its credit
                                             quality, the more
                                             its value typically
                                             falls. It can lead
                                             to price volatility
        Short Sales                                                   . May magnify underlying
                                                                        investment gains
                                           . May magnify underlying
                                             investment losses
        Up to 25%; usually less than 10%
                                           . Investment costs may
                                             exceed potential
                                             underlying investment
                                             gains
       ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     16  Prudential Jennison Value Fund         [PHONE] (800) 225-1852

                                  . The price movement of     . Helps to manage smaller
                                  an ETF may not track the      cash flows
      Exchange-Traded Funds       underlying index or
      Up to 10%                   basket of stocks and may    . Ability to get instant
                                  result in a loss              exposure to an index

     ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           17

--------------------------------------------------------------------------------

     How the Fund is Managed
--------------------------------------------------------------------------------

     BOARD OF DIRECTORS
     The Company's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

     MANAGER
     Prudential Investments LLC (PI)
     Gateway Center Three, 100 Mulberry Street
     Newark, NJ 07102-4077

          Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser.
          PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $93 billion.
          Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.
          PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. Pursuant to the Order, the Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements.

--------------------------------------------------------------------------------
     18  Prudential Jennison Value Fund         [PHONE] (800) 225-1852

--------------------------------------------------------------------------------

       How the Fund is Managed
--------------------------------------------------------------------------------

       INVESTMENT ADVISER

            Jennison Associates LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. As of June 30, 2002, Jennison managed approximately $53 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

       PORTFOLIO MANAGER

            Tom Kolefas, CFA, is the portfolio manager of the Fund since the Fund's inception. Mr. Kolefas is an Executive Vice President of Jennison. Prior to joining Jennison in September 2000, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. Before joining Prudential in May 2000, Mr. Kolefas was with Loomis Sayles & Company, L.P. for four years, where he headed the Large-/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. He earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University.

       INVESTMENT ADVISER'S HISTORICAL PERFORMANCE USING THE MARKET PARTICIPATION STRATEGY

       The Fund is new and therefore has no performance history. The following table shows the performance results for Jennison's Value Equity Composite as compared to the S&P Barra Value Index, the Russell 1000 Value Index and the S&P 500 Index. These results are not the performance results of the Fund and should not be considered indicative of the past or future performance of the Fund or a substitute for the Fund's performance.

       The Value Equity Composite includes all fully discretionary institutional and registered investment company (mutual fund) accounts that have been under Jennison's management using the Value Equity strategy that the portfolio manager expects to use for the Fund. The only accounts using the Value Equity strategy that are excluded from the composite are not fully discretionary (for example they do not permit certain types of investments or limit the number of securities) or have not been managed for a full month or are individual taxable accounts. There are no non-fee paying portfolios in the composite.

       The funds reflected in the Value Equity Composite and the Fund are separate entities, each with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of the Value Equity Composite is not indicative of future performance of the Fund. If material differences between the investment styles of the funds reflected in the Value Equity Composite and the Fund should develop in the future, we will disclose such differences. PI monitors the performance of the Fund, but does not monitor each of the funds reflected in the Value Equity Composite. The performance of the Value Equity Composite has been expressed net of fees charged on shares of the Fund. In addition, returns might have been lower if the Value Equity Composite did not include the performance of accounts that are not regulated as investment companies under the federal securities and tax laws.

       OTHER FUND PERFORMANCE
       Standardized Average Annual Total Returns/1/

                                        One Year            Commencing
                                    (ending 9/30/02)          5/31/00
                                    ----------------       ------------
Jennison Value Equity Composite/1/            %                    %
S&P Barra Value Index/2/
Russell 1000 Value Index/3/
S&P 500 Index/4/

..    The Value Equity Composite performance through the most recent calendar
     quarter is    %

1) Jennison Value Equity Composite returns reflect reinvestment of dividends and other earnings and are stated net of the highest possible fees that the Fund will incur. The composite creation date is May 31, 2000. The performance presented is market-weighted and represents the time-weighted rate of return of all accounts in the composite for the periods shown. Trade date accounting is used. All performance results are calculated in U.S. dollars.

2) The S&P Barra Value Index contains those S&P 500 Index securities with low price-to-book ratios, low dividend yields, and high P/E ratios. It is a market-weighted index with each stock affecting the Index in proportion to its market value. Source: S&P, Inc.

3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Source: Russell, Inc.

4) The Standard & Poor's 500 (S&P 500) Index--an unmanaged index of 500 stocks of large U.S. companies primarily traded on the NYSE--gives a broad look at how stock market prices have performed. Source: S&P, Inc.

--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------

       How the Fund is Managed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
20  Prudential Jennison Value Fund            [Phone]  (800) 225-1822

--------------------------------------------------------------------------------

       How the Fund is Managed
--------------------------------------------------------------------------------

       DISTRIBUTOR

       Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Company. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class
       Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
                                                                              21

--------------------------------------------------------------------------------

       Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

       Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of ordinary income and realized net capital gains, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

            Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

            The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

       DISTRIBUTIONS

       The Fund distributes dividends of any net investment income to shareholders--typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

            The Fund also distributes any realized net capital gains to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, long-term capital gains generally are taxed at rates of up to 20%, but if the security is held one year or less, any gain recognized will be short-term capital gain which is taxed at ordinary income rates of up to 38.6%. Different rates apply to corporate shareholders.

            For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

--------------------------------------------------------------------------------
22  Prudential Jennison Value Fund            [Phone]  (800) 225-1852

--------------------------------------------------------------------------------

       Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

       TAX ISSUES

       Form 1099

       Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

            Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends paid by the Fund.

       Withholding Taxes

       If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

       If You Purchase Just Before Record Date

       If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

--------------------------------------------------------------------------------
                                                                              23

--------------------------------------------------------------------------------

       Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

       Qualified and Tax-Deferred Retirement Plans
       Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

       IF YOU SELL OR EXCHANGE YOUR SHARES
       If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account.The amount of tax you pay
                                                           depends on how long
                                                           you owned your shares
                             LOGO and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
            If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

--------------------------------------------------------------------------------
24 Prudential Jennison Value Fund          [PHONE] (800) 225-1852

--------------------------------------------------------------------------------

       Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

            Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
            Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

       Automatic Conversion of Class B Shares
       We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event". This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

--------------------------------------------------------------------------------
                                                                              25

       How to Buy, Sell and
--------------------------------------------------------------------------------
       Exchange Shares of the Fund
--------------------------------------------------------------------------------

       HOW TO BUY SHARES
       Step 1: Open an Account
       If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

       Prudential Mutual Fund Services LLC
       Attn: Investment Services
       P.O. Box 8179
       Philadelphia, PA 19101

            You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

       Step 2: Choose a Share Class
       Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
            Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. The Class A CDSC is waived for all Class A shareholders other than those who purchased their shares, in an amount of $1 million or more, from certain broker-dealers not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
            When choosing a share class, you should consider the following:
            .  The amount of your investment,
            . The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,

--------------------------------------------------------------------------------
26 Prudential Jennison Value Fund                 [PHONE] (800) 225-1852

       How to Buy, Sell and
--------------------------------------------------------------------------------

       Exchange Shares of the Fund
--------------------------------------------------------------------------------

           . The different sales charges that apply to a share class--Class
             A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,
           . Whether you qualify for any reduction or waiver of sales charges, . The fact that, if you are purchasing Class B shares in an amount of
             $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,
           . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and . Whether you qualify to purchase Class Z shares.
           See "How to Sell Your Shares" for a description of the impact of CDSCs.

       Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

       ----------------------------------------------------------------------------------------------
                                      CLASS A            CLASS B          CLASS C            CLASS Z
         Minimum purchase             $1,000             $1,000           $2,500             None
          amount/1/

         Minimum amount for           $  100             $  100           $  100             None
          subsequent purchases/1/

         Maximum initial              5% of the public   None             1% of the pubic    None
          sales charge                offering price                      offering price/2/

         Contingent Deferred          1%/4/              If sold during   1% on sales        None
          Sales Charge (CDSC)/3/                         Year 1      5%   made within
                                                         Year 2      4%   18 months of
                                                         Year 3      3%   purchase/3/
                                                         Year 4      2%
                                                         Years 5/6   1%
                                                         Year 7      0%

         Annual distribution          .30 of 1%          1%               1%                 None
          and service (12b-1) fees    (.25 of 1%
          shown as a percentage       currently)
          of average net assets/5/
       ----------------------------------------------------------------------------------------------

       1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."
       2 1.01% of the net amount invested.
       3 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."
       4 Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.
       5 These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending 9-30-03, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

--------------------------------------------------------------------------------
                                                                           27

       How to Buy, Sell and
--------------------------------------------------------------------------------

       Exchange Shares of the Fund
--------------------------------------------------------------------------------

       Reducing or Waiving Class A's Initial Sales Charge
       The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

       Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

       ---------------------------------------------------------------------------
                               SALES CHARGE AS %   SALES CHARGE AS %       DEALER
        AMOUNT OF PURCHASE     OF OFFERING PRICE  OF AMOUNT INVESTED  REALLOWANCE
        Less than $25,000                  5.00%               5.26%        4.75%
        $25,000 to $49,999                 4.50%               4.71%        4.25%
        $50,000 to $99,999                 4.00%               4.17%        3.75%
        $100,000 to $249,999               3.25%               3.36%        3.00%
        $250,000 to $499,999               2.50%               2.56%        2.40%
        $500,000 to $999,999               2.00%               2.04%        1.90%
        $1 million and above*               None                None          [ ]
       ---------------------------------------------------------------------------

       * If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A Shares, you will be subject to a 1% CDSC for Shares redeemed with 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.

           To satisfy the purchase amounts above, you can:
           . Invest with an eligible group of investors who are related to you, . Buy Class A shares of two or more Prudential mutual funds at the same time,
           . Use your Rights of Accumulation, which allow you to combine (1) the current value of Prudential mutual fund shares you already own, (2) the value of money market shares you have received for shares of those series in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or
           . Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

           The Distributor may reallow Class A's sales charge to dealers.

       Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

--------------------------------------------------------------------------------
                                                                           29

       How to Buy, Sell and
--------------------------------------------------------------------------------
       Exchange Shares of the Fund
--------------------------------------------------------------------------------

       Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
           . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or
           . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

            Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

       Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

       Waiving Class C's Initial Sales Charge
       Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

--------------------------------------------------------------------------------
30 Prudential Jennison Value Fund              [PHONE]  (800) 225-1852

       How to Buy, Sell and
--------------------------------------------------------------------------------
       Exchange Shares of the Fund
--------------------------------------------------------------------------------

       Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
           . Purchase your shares through an account at Prudential Securities, . Purchase your shares through a COMMAND Account or an Investor
              Account with Pruco Securities Corporation, or
           .  Purchase your shares through another broker.

            This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

       Other: Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.

       Qualifying for Class Z Shares
       Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

       Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
           . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
           . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

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       How to Buy, Sell and
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       Exchange Shares of the Fund
--------------------------------------------------------------------------------

            Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

       Other Types of Investors. Class Z shares also can be purchased by any of the following:

            . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,
            . Current and former Directors/Trustees of the Prudential mutual funds (including the Fund),
            . Prudential, with an investment of $10 million or more, and ? Qualified stock tuition programs (529 plans).

            In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

       Class B Shares Convert to Class A Shares After Approximately Seven Years If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

            Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

            When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the

--------------------------------------------------------------------------------
32 Prudential Jennison Value Fund            [PHONE]   (800) 225-1852
       anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

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                                                                              33

    How to Buy, Sell and
-----------------------------------------------------------------------------

    Exchange Shares of the Fund
-----------------------------------------------------------------------------

    Step 3: Understanding the Price You'll Pay
    The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10
    ------------------------------------
                                            ($1,000 divided by 100).
    Mutual Fund Shares                           The Fund's portfolio securities
                                            are valued based upon market
    The NAV of mutual fund shares           quotations or, if not readily
    changes every day because the           available, at fair value as
    value of a fund's portfolio             determined in good faith under
    changes constantly. For example,        procedures established by the
    if Fund XYZ holds ACME Corp. stock      Company's Board. The Fund also may
    in its portfolio and the price of       use fair value pricing if it
    ACME stock goes up, while the           determines that the market quotation
    value of the fund's other holdings      is not reliable based, among other
    remains the same and expenses           things, on events that occur after
    don't change, the NAV of Fund XYZ       the quotation is derived or after
    will increase.                          the close of the primary market on
                                            which the security is traded, but
                                            before the time that the Fund's NAV
                                            is determined. This use of fair
                                            value pricing most commonly occurs
                                            with securities that are primarily
    ------------------------------------
    traded outside the U.S., but also may occur with U.S.-traded securities.
    The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price.
        We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed

--------------------------------------------------------------------------------
34 Prudential Jennison Value Fund                      [PHONE] (800) 225-1852

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       How to Buy, Sell and
--------------------------------------------------------------------------------

       Exchange Shares of the Fund
--------------------------------------------------------------------------------

       but the primary markets for the Fund's foreign markets are open, even though the value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.
            Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

       What Price Will You Pay for Shares of the Fund?
       For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.
            Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

       Step 4: Additional Shareholder Services
       As a Fund shareholder, you can take advantage of the following services and privileges:

       Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

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                                                                              35

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       How to Buy, Sell and
--------------------------------------------------------------------------------

       Exchange Shares of the Fund
--------------------------------------------------------------------------------

       Prudential Mutual Fund Services LLC
       Attn: Account Maintenance
       P.O. Box 8159
       Philadelphia, PA 19101

       Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

       Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


       Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

       Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

--------------------------------------------------------------------------------
36 Prudential Jennison Value Fund                       [PHONE] (800) 225-1852

       How to Buy, Sell and
--------------------------------------------------------------------------------

       Exchange Shares of the Fund
--------------------------------------------------------------------------------

       HOW TO SELL YOUR SHARES
       You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.
            When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

       Prudential Mutual Fund Services LLC
       Attn: Redemption Services
       P.O. Box 8149
       Philadelphia, PA 19101

            Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


       Restrictions on Sales
       There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

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                                                                              37

       How to Buy, Sell and
--------------------------------------------------------------------------------

       Exchange Shares of the Fund
--------------------------------------------------------------------------------

            If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

       Contingent Deferred Sales Charge (CDSC)
       If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

           . Amounts representing shares you purchased with reinvested dividends and distributions,
           . Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998), and
           . Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).

            Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
            Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
            As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C

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38 Prudential Jennison Value Fund                     [PHONE] (800) 225-1852

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       How to Buy, Sell and
--------------------------------------------------------------------------------

       Exchange Shares of the Fund
--------------------------------------------------------------------------------

       shares--which is applied to shares sold within 18 months of purchase. Class A shares are subject to a CDSC, in certain cases, as previously noted, of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC is waived for all such Class A investors other than those who purchased their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
            The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.


       Waiver of the CDSC--Class B Shares
       The CDSC will be waived if the Class B shares are sold:
            . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
            . To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
            .  On certain sales effected through a Systematic Withdrawal Plan.

            For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."


       Waiver of the CDSC--Class C Shares
       Benefit Plans. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at
       (800) 353-2847.


       Redemption in Kind
       If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

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                                                                              39

       How to Buy, Sell and
--------------------------------------------------------------------------------

       Exchange Shares of the Fund
--------------------------------------------------------------------------------

       Small Accounts
       If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

       90-Day Repurchase Privilege
       After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

       Retirement Plans
       To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

       HOW TO EXCHANGE YOUR SHARES
       You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market

--------------------------------------------------------------------------------
40 Prudential Jennison Value Fund                     (PHONE) (800) 225-1852

       How to Buy, Sell and
--------------------------------------------------------------------------------

       Exchange Shares of the Fund
--------------------------------------------------------------------------------

       funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
            If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:


       Prudential Mutual Fund Services LLC
       Attn: Exchange Processing
       P.O. Box 8157
       Philadelphia, PA 19101

            There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
            Remember, as we explained in the section entitled Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares, exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

--------------------------------------------------------------------------------
                                                                              41

       How to Buy, Sell and
--------------------------------------------------------------------------------

       Exchange Shares of the Fund
--------------------------------------------------------------------------------

       Frequent Trading
       Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


       TELEPHONE REDEMPTIONS OR EXCHANGES
       You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see section titled "Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
            The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

--------------------------------------------------------------------------------
42 Prudential Jennison Value Fund                      (PHONE)   (800) 225-1852

       How to Buy, Sell and
--------------------------------------------------------------------------------

       Exchange Shares of the Fund
--------------------------------------------------------------------------------

            In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
            The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

       EXPEDITED REDEMPTION PRIVILEGE
       If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

--------------------------------------------------------------------------------
                                                                              43

--------------------------------------------------------------------------------

       Financial Highlights
--------------------------------------------------------------------------------







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44 Prudential Jennison Value Fund                [PHONE] (800) 225-1852

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       Financial Highlights
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                                                                              45

--------------------------------------------------------------------------------

       Financial Highlights
--------------------------------------------------------------------------------






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46 Prudential Jennison Value Fund                 [PHONE] (800) 225-1852

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       Financial Highlights
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                                                                              47

--------------------------------------------------------------------------------

       The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

       Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

       PRUDENTIAL MUTUAL FUNDS






--------------------------------------------------------------------------------
48 Prudential Jennison Value Fund             [PHONE] (800) 225-1852

       ------------------------------------------------------------------------------------------
       STOCK FUNDS                                    Global/International Stock Funds
       Large Capitalization Stock Funds               Prudential Europe Growth Fund, Inc.
                                                      Prudential Pacific Growth Fund, Inc.
       Prudential 20/20 Focus Fund                    Prudential World Fund, Inc.
       Prudential Equity Fund, Inc.                      Prudential Global Growth Fund
       Prudential Index Series Fund                      Prudential International Value Fund
          Prudential Stock Index Fund                    Prudential Jennison International
       Prudential Tax-Managed Funds                          Growth Fund
          Prudential Tax-Managed Equity Fund          BALANCED/ALLOCATION FUND
       Prudential Value Fund                          The Prudential Investment Portfolios, Inc.
       The Prudential Investment Portfolios, Inc.        Prudential Active Balanced Fund
          Prudential Jennison Growth Fund             BOND FUNDS
          Prudential Jennison Value Fund (currently   Taxable Bond Funds
          in subscription, public offering is         Prudential Government Income Fund, Inc.
          expected to begin on [      ])              Prudential High Yield Fund, Inc.
                                                      Prudential High Yield Total Return Fund,
       Small-to-Mid-Capitalization Stock                 Inc.
          Funds

       Nicholas-Applegate Fund, Inc.                  Prudential Short-Term Corporate Bond
          Nicholas-Applegate Growth                      Fund, Inc.
             Equity Fund                                 Income Portfolio
       Prudential Small Company Fund, Inc.
       Prudential Tax-Managed Small-Cap Fund, Inc.    Prudential Total Return Bond Fund, Inc.
       Prudential U.S. Emerging Growth Fund, Inc.
       The Prudential Investment                      Municipal Bond Funds
          Portfolios, Inc.                            Prudential California Municipal Fund
          Prudential Jennison Equity                     California Series
              Opportunity Fund                           California Income Series
                                                      Prudential Municipal Bond Fund
       Sector Stock Funds                                High Income Series
                                                         Insured Series
       Prudential Natural Resources                   Prudential Municipal Series Fund
          Fund, Inc.                                     Florida Series
       Prudential Real Estate Securities Fund            New Jersey Series
       Prudential Sector Funds, Inc.                     New York Series
          Prudential Financial Services Fund             Pennsylvania Series
          Prudential Health Sciences Fund             Prudential National Municipals
          Prudential Technology Fund                     Fund, Inc.
          Prudential Utility Fund

  ------------------------------------------------------------------------------
                                                                              49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Global/International Bond Fund
       Prudential Global Total Return              STRATEGIC PARTNERS
            Fund, Inc.                             MUTUAL FUNDS**
       MONEY MARKET FUNDS                          ---------------------------------------
       Taxable Money Market Funds                   Strategic Partners Asset Allocation
       Cash Accumulation Trust                         Funds
          Liquid Assets Fund                           Strategic Partners Conservative
          National Money Market Fund                   Growth Fund
       Prudential Government Securities Trust          Strategic Partners Moderate Growth
          Money Market Series                              Fund
          U.S. Treasury Money Market Series            Strategic Partners High Growth Fund
       Prudential Institutional Liquidity           Strategic Partners Style Specific Funds
           Portfolio, Inc.                             Strategic Partners Large
          Institutional Money Market Series                Capitalization Growth Fund
       Prudential MoneyMart Assets, Inc.               Strategic Partners Large
       Municipal Money Market Funds                        Capitalization Value Fund
       Prudential California Municipal Fund            Strategic Partners Small
          California Money Market Series                   Capitalization Growth Fund
       Prudential Municipal Series Fund                Strategic Partners Small
          New Jersey Money Market Series                   Capitalization Value Fund
          New York Money Market Series                 Strategic Partners International
       Tax-Free Money Market Funds                         Equity Fund
       COMMAND Tax-Free Fund                           Strategic Partners Total Return Bond
       Prudential Tax-Free Money Fund, Inc.                Fund
       Other Money Market Funds                     Strategic Partners Opportunity Funds
       COMMAND Government Fund                         Strategic Partners Focused Growth
       COMMAND Money Fund                                  Fund
       Special Money Market Fund, Inc.*                Strategic Partners New Era Growth
                                                           Fund
           Money Market Series                         Strategic Partners Focused Value
                                                           Fund
                                                       Strategic Partners Mid-Cap Value Fund
                                                    Special Money Market Fund, Inc.*

                                                           Money Market Series

         * This fund is not a direct purchase money fund and is only an exchangeable money fund.
        ** Not exchangeable with the Prudential mutual funds.

--------------------------------------------------------------------------------
50 Prudential Jennison Value Fund                      [PHONE] (800) 225-1852

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                                      Notes


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                                                                              51

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                                      Notes


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52 Prudential Jennison Value Fund                 [PHONE] (800) 225-1852

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101-8179
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101-8179
(800) 778-8769

Visit Prudential's website at:
www.prudential.com

Additional information about the Fund can be obtained without charge and can be found in the following documents:
Statement of Additional  Information (SAI)
   (incorporated by reference into this prospectus)
Annual Report
   (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
Semi-Annual Report


Fund Symbols       Nasdaq        CUSIP
                   ------        -----
Class A
Class B
Class C
Class Z
MF

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
By Mail
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

By Electronic Request
publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

In Person
Public Reference Room in
Washington, DC
  (For hours of operation, call 1-202-942-8090)

Via The Internet
on the EDGAR Database at
http://www.sec.gov

Investment Company Act File No. 811-07343

                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                         PRUDENTIAL JENNISON VALUE FUND

                       Statement of Additional Information
                             dated December __, 2002

      The Prudential Investment Portfolios, Inc. (the Company) is an open-end, diversified, management investment company consisting of four series. This Statement of Additional Information (SAI) relates only to one of the series -- Prudential Jennison Value Fund (the Fund). This Statement of Additional Information should be read in conjunction with the Prospectuses dated November 29, 2001, offering shares of the other three series of the Company, Prudential Active Balanced Fund (Active Balanced Fund), Prudential Jennison Growth Fund (Growth Fund) and Prudential Jenison Equity Opportunity Fund (Equity Opportunity
Fund). Any references to "Prospectus" in this SAI is a reference to the foregoing Prospectuses as well as the Prospectus constituting Part A of this Registration Statement.

      The investment objective of the Fund is to seek capital appreciation. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks".

      The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

      This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the prospectus dated December ___, 2002, a copy of which may be obtained, at no charge, from the Company upon request at the address or telephone number noted above.

                                TABLE OF CONTENTS

                                                                                 Page
                                                                                -------
Fund History .................................................................    B-2
Description of the Fund, Its Investments and Risks ...........................    B-2
Investment Restrictions ......................................................    B-19
Management of the Fund .......................................................    B-20
Control Persons and Principal Holders of Securities ..........................    B-27
Investment Advisory and Other Services .......................................    B-27
Brokerage Allocation and Other Practices .....................................    B-32
Capital Shares, Other Securities and Organization ............................    B-33
Purchase, Redemption and Pricing of Fund Shares ..............................    B-35
Shareholder Investment Account ...............................................    B-46
Net Asset Value ..............................................................    B-50
Taxes, Dividends and Distributions ...........................................    B-51
Performance Information ......................................................    B-54
Appendix I--Description of Security Ratings ..................................    I-1
Appendix II--General Investment Information ..................................   II-1
Appendix III--Historical Performance Data ....................................  III-1

--------------------------------------------------------------------------------

                                  FUND HISTORY

                                 COMPANY HISTORY

      The Company changed its name from Prudential Jennison Fund, Inc. to Prudential Jennison Series Fund, Inc., effective on September 10, 1996, in connection with the offering of a second series, Prudential Jennison Growth & Income Fund (Growth & Income Fund). The existing series of the Company was redesignated Prudential Jennison Growth Fund (Growth Fund). On August 27, 1997, the Company added a third series, Prudential Jennison Active Balanced Fund. Prudential Jennison Active Balanced Fund did not commence operations until January 23, 1998, when it acquired the assets of Prudential Active Balanced Fund, a series of Prudential Index Series Fund (formerly Prudential Dryden
Fund). On May 29, 1998, the Company changed its name to The Prudential Investment Portfolios, Inc., in connection with the replacement of Prudential Jennison Active Balanced Fund's investment adviser and Prudential Jennison Active Balanced Fund's name was changed to Prudential Active Balanced Fund (Active Balanced Fund). On May 30, 2000, the Growth & Income Fund changed its name to the Prudential Jennison Equity Opportunity Fund (Equity Opportunity
Fund). On December, 2002, the Company added a fourth series, Prudential Jennison Value Fund.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

      Classification. The Company is an open-end, diversified, management investment company. The Fund is a diversified series of the Company.

Investment Strategies, Policies and Risks. The Fund's investment objective is capital appreciation. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

Equity and Equity-Related Securities

      The Fund will invest in equity-related securities including common stocks; non-convertible preferred stocks; securities convertible or exchangeable for common stocks or preferred stocks; real estate investment trusts; equity investments in partnerships; joint ventures and other forms of non-corporate investments; American Depositary Receipts (ADRs); American Depositary Shares
(ADSs); and warrants and rights exercisable for equity securities. Common stocks may include securities of foreign issuers.

      A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks which technically are equity securities.

      In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Fixed-Income Obligations

      The Fund may invest up to 35% of its total assets in fixed-income obligations other than money market instruments. The Fund anticipates that it will primarily invest in fixed-income securities rated A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or BBB+ or better by Fitch, IBCA, Duff and Phelps (Duff & Phelps) or comparably rated by another nationally recognized statistical rating organization (NRSRO). The Fund may also invest in fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Duff & Phelps or another NRSRO (although the Fund will not invest in fixed-income securities rated lower than Ca, CC or CCC by Moody's, S&P or Duff & Phelps or another NRSRO, respectively). After its purchase by the Fund, a fixed-income obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider this in determining whether the Fund should continue to hold the security in its portfolio. Securities rated Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances could lead to a weakened capacity to make principal and interest payments than higher grade securities. Securities rated BB, Ba or BB+ or lower by S&P, Moody's or Duff & Phelps, respectively, are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. A description of corporate bond ratings is contained in Appendix I. The Fund may also invest in unrated fixed-income securities which, in the opinion of the investment adviser, are of a quality comparable to rated securities in which the Fund may invest.

Risks of Investing in High Yield Securities

      Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, the market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

      Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

U.S. Government Securities

      U.S. Treasury Securities. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

      Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

      Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Mortgage-Related Securities

      The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages, issued by the U.S. government or an issuing agency or instrumentality which guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of a Fund's shares. The Fund also may invest in mortgage-backed securities issued by private entities. Mortgage-backed securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.

      The Fund may invest in both adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and fixed-rate mortgage securities (FRMs), which are collateralized by fixed-rate mortgages.

      Private mortgage-backed securities in which the Fund may invest represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies.

      The Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously was customary. As new types of mortgage-backed securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.

      The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

      Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

      Government stripped mortgage-related interest only (IOs) and principal only (POs) securities in which the Fund may invest are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. The Fund will acquire IOs and POs only if, in the opinion of the Fund's investment adviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. The Fund will treat IOs and POs that are not U.S. government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. government, the investment adviser, subject to the supervision of the Board of Directors, may determine that such securities are liquid, if it determines the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Investment in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in the Fund not fully recovering its initial investment in an IO.

      Collateralized Mortgage Obligations

      The Fund also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs), and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

      In reliance on the Commission rules and orders, the Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs ), are not subject to the limitations of the Investment Company Act of 1940, as amended (1940 Act) on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities,
(ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (iv) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Backed Securities

      The Fund may invest in asset-backed securities that represent either fractional interests or participations in pools of leases, retail installment loans or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets (such as certificates for automobile receivables) or may be unsecured (such as credit card receivable securities). Depending on the structure of the asset-backed security, monthly or quarterly payments of principal and interest or interest only are passed through or paid through to certificate holders. Asset-backed securities may be guaranteed up to certain amounts by guarantees, insurance or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool.

      Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. On the other hand, asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities often do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.

Unlike traditional fixed-income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.

Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Fund may invest in other asset-backed securities that may be developed in the future.


Foreign Securities

      The Fund may invest up to 30% of its total assets in foreign money market instruments and debt and equity securities. ADRs and ADSs are not considered foreign securities within this limitation. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.

      Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

      If the security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Fund may enter into foreign currency forward contracts for the purchase or sale of foreign currency for hedging purposes. See "Risk Management and Return Enhancement Strategies--Special Risks Related to Foreign Currency Forward Contracts" below.

      Risk Factors and Special Considerations of Investing in Euro-Denominated Securities


      On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. Beginning July 1, 2002, the euro became the sole legal tender of the member states.


      The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

      The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.

Real Estate Investment Trusts


      The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code. To qualify, a REIT must comply with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute at least 90% of its taxable income to its shareholders. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.


Risk Management and Return Enhancement Strategies


      The Fund may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, foreign currency forward contracts and futures contracts, swaps, structured notes and options on such contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.


      Options Transactions

      The Fund may purchase and write (that is, sell) put and call options on securities that are traded on national securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on equity securities and financial indexes (for example, S&P 500). The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund also may purchase put and call options to offset previously written put and call options of the same series.


      A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of covered call options the Fund may write.


      A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities for more than their current market price.

      The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.


         An option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. The cash payment is determined by the multiplier, in the same manner as described above as to calls.

         OTC Options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

         When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. See "Illiquid Securities" below.

         The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The election to unwind the option may involve the payment by the Fund of an amount designated to offset the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid." However, with respect to U.S. government securities, a Fund may treat the securities it uses as "cover" for written OTC options on U.S. government securities as liquid provided it follows a specified procedure. A Fund may sell such OTC options only to qualified dealers who agree that a Fund may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      Structured Notes The Fund may also invest in structured notes up to 10% of its total assets. The values of structured notes are linked to currencies, other securities, interest rates, commodities, indices or other financial indicators ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

      Foreign Currency Forward Contracts

      The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (that is, cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

      The Fund's dealings in forward contracts will be limited to hedging involving either specified transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

      Futures Contracts and Options Thereon

      The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to better manage or reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Exchange Act, as enforced by the Commodity Futures Trading Commission. These futures contracts and options thereon will be on financial indexes. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

      A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the cash market, where a physical commodity is being traded for immediate or spot delivery, for which a seller receives payment as soon as delivery is made, no physical delivery of the underlying stocks in the index is made. The agreement in other types of futures contracts is for deferred delivery of financial instruments.


      Under regulations of the Commodity Exchange Act (CEA), investment companies registered under the Investment Company Act of 1940, as amended (1940
Act), are exempt from the definition of "commodity pool operator", subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.


      The Fund's successful use of futures contracts and options thereon depends upon the investment adviser's ability to predict the direction of the market and interest rates and requires skills and techniques different from those used in selecting portfolio securities. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. There is also a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or options thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day.

      Risks of Risk Management and Return Enhancement Strategies

      Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

      Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes, Stock Index Futures and Options Thereon


      Except as described below, the Fund will write call options on indexes only if it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate on its records or with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

      If the Fund has written an option on an industry or market segment index, it will segregate on its records or with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.


      If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets, equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

      The Fund will engage only in transactions in stock index futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the values of securities which are held in the Fund's portfolio or which it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. The Fund may not purchase or sell stock index futures or purchase options thereon if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indexes or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indexes) upon which the option or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets. The Fund also may not purchase or sell stock index futures or options thereon for risk management purposes or income enhancement if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures or options thereon for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash and other liquid assets, equal to the market value of the futures contracts, will be segregated with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

      Risks of Transactions in Stock Options

      An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

       Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearing-houses whose facilities are considered to be adequate to handle the volume of options transactions.

       Risks of Options on Indexes

      The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

      Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

      The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the investment adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

      Special Risks of Writing Calls on Indexes. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes, Stock Index Futures and Options Thereon."

      Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund's portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

      Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

      When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

      Special Risks of Purchasing Puts and Calls on Indexes. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

      Special Risks Related to Foreign Currency Forward Contracts

      The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the

Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payment is made or received.

      Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

      The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      The Fund's dealings in foreign currency forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Swap Agreements

      The Fund may enter into swaps, including equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or any equity index. Equity swaps are normally used to (1) initiate and maintain cross-border equity exposures either in an index or a specific stock portfolio;
(2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

      Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will limit its new investments in swap agreements once the net amount currently owed or to be received under existing contracts with any single party exceeds 5% of the Fund's assets.

      Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

      The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

When-Issued and Delayed Delivery Securities

      The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Short Sales

      The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (i.e., make short sales). Generally, to complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (1) segregate on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of the Fund's net assets will be, when added together (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) segregated in connection with short sales.

      The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owes an equal amount of the securities sold short, or securities convertible into or exchangeable for, with or without payment of any further conversation, such securities, provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short.

Repurchase Agreements

      The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

      The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

      The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (SEC or

Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Securities of Other Investment Companies

      The Fund is permitted to invest up to 10% of its total assets in securities of other non-affiliated investment companies. This may include investments in exchange traded funds (ETFs). EFTs allow exposure to an index such as the S&P 500 and may be used as part of the Fund's principal strategy of capital appreciation. To the extent that the Fund invests in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

      The Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

Borrowing

      The Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets unless the Board of Directors changes this policy.


Lending of Securities

      Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

      A loan may be terminated by the borrower or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

      Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Segregated Assets

      The Fund will segregate on its books or with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

Illiquid Securities

      The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

       In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


      Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

       Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

      The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

Defensive Strategy and Short-term Investments

      When conditions dictate a temporary defensive strategy or pending investment of proceeds from sales of the Fund's shares, the Fund may invest without limit in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies. Such obligations (other than U.S. government securities) will be rated, at the time of purchase, within the two highest quality grades as determined by an NRSRO such as Moody's, S&P or Duff & Phelps or, if unrated, will be of equivalent quality in the judgment of the Fund's investment adviser.

 Portfolio Turnover

      As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, and the Fund's portfolio turnover rate may be up to 100%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the investment restrictions listed below as fundamental policies. Under the Investment Company Act of 1940, as amended (1940
Act), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

     The Fund may not:

     (1) Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

     (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (4) Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

     (5) Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     The Fund may make loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

     For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

     Although not fundamental, the Fund has the following additional restrictions.

     The Fund may not:

     (1) Make investments for the purpose of exercising control or management.

     (2) Invest in securities of other registered investment companies, except as permitted under the 1940 Act and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the Commission. (Currently, under the 1940 Act, the Fund may invest in securities of other investment companies subject to the following limitations: the Fund may hold not more than 3% of the outstanding voting securities of any one investment company, may not have invested more than 5% of its total assets in any one investment company and may not have invested more than 10% of its total assets in securities of one or more investment companies.) Exemptive relief granted applicable to the Fund permits it to invest up to 25% of its assets in shares of affiliated mutual funds.

     (3) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants or more than 2% of its total assets (taken at current value) invested in warrants not listed on the New York or American Stock Exchanges.

                             MANAGEMENT OF THE FUND

                              Independent Directors

     Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Fund (as defined in the 1940 Act), are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

                                                                                              Number of
                                                 Term of                                    portfolios in       Other
                             Position with   office*** and                                  Fund Complex    Directorships
                                  the          Length of         Principal Occupations        Overseen       Held by the
Name, Address** and Age         Company       Time Served        During Past Five Years      by Director    Director****
-----------------------         -------       -----------        ----------------------      -----------    ------------
Saul K. Fenster, Ph.D. (69)    Director       since 2000      Currently President Emeritus        79        Member since
                                                              of New Jersey Institute of                    2000), Board of
                                                              Technology; formerly                          Directors of
                                                              President (1978-2002) of                      IDT Corporation
                                                              New Jersey Institute of
                                                              Technology; Commissioner
                                                              (1998-2002) of the Middle
                                                              States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New
                                                              Jersey Commission on
                                                              Science and Technology;
                                                              Trustee (since 1998) of
                                                              Society of Manufacturing
                                                              Engineering Education
                                                              Foundation, formerly a
                                                              director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National
                                                              Action Council for
                                                              Minorities in Engineering.

Delayne Dedrick Gold (64)      Director       since 1996      Marketing Consultant.               89

Douglas H. McCorkindale (63)   Director       since 1996      Formerly Vice Chairman              75        Chairman (since
                                                              (March 1984-May 2000) of                      February 2001),
                                                              Gannett Co. Inc.                              Chief Executive
                                                                                                            Officer (since
                                                                                                            June 2000) and
                                                                                                            President
                                                                                                            (since
                                                                                                            September 1997)
                                                                                                            of Gannett Co.
                                                                                                            Inc.
                                                                                                            (publishing and
                                                                                                            media);
                                                                                                            Director of
                                                                                                            Continental
                                                                                                            Airlines, Inc.;
                                                                                                            Director (since
                                                                                                            May 2001) of
                                                                                                            Lockheed Martin
                                                                                                            Corp.(aerospace
                                                                                                            and defense);
                                                                                                            Director of The
                                                                                                            High Yield Plus
                                                                                                            Fund, Inc.
                                                                                                            (since 1996).

W. Scott McDonald, Jr. (65)    Director       since 2000      Vice President (since 1997)         79
                                                              of Kaludis Consulting Group,
                                                              Inc., (company serving
                                                              higher education); formerly
                                                              principal (1995-1997) of
                                                              Scott McDonald & Associates;
                                                              Chief Operating Officer
                                                              (1991-1995) of Fairleigh
                                                              Dickinson University,
                                                              Executive Vice President and
                                                              Chief Operating Officer
                                                              (1975-1991) of Drew
                                                              University; Interim
                                                              President (1988-1990), Drew
                                                              University; and a former
                                                              director of School, College
                                                              and University Underwriters
                                                              Ltd.

                                                                                             Number of
                                                 Term of                                   Portfolios in         Other
                               Position with  Office*** and                                 Fund Complex     Directorships
                                   the          Length of     Principal Occupations           Overseen        Held by the
Name, Address** and Age          Company       Time Served    During Past Five Years         by Director      Director****
-----------------------          -------       -----------    ----------------------         -----------      ------------
Thomas T. Mooney (60)           Director       since 1996     President of Greater              95            Director,
                                                              Rochester Metro Chamber of                      President and
                                                              Commerce; formerly Rochester                    Treasurer (since
                                                              City Manager; formerly                          1986) of First
                                                              Deputy Monroe County                            Financial Fund,
                                                              Executive; Trustee of Center                    Inc. and
                                                              for Governmental Research,                      Director (since
                                                              Inc.; Director of Blue Cross                    1988) of The
                                                              of Rochester; Monroe County                     High Yield Plus
                                                              Water Authority and                             Fund, Inc.
                                                              Executive Service Corps of
                                                              Rochester.

Stephen P. Munn (60)            Director       since 1996     Formerly Chief Executive          73            Chairman of the
                                                              Officer (1988-2001) and                         Board (since
                                                              President of Carlisle                           January 1994)
                                                              Companies Incorporated.                         and Director
                                                                                                              (since 1988) of
                                                                                                              Carlisle
                                                                                                              Companies
                                                                                                              Incorporated
                                                                                                              (manufacturer
                                                                                                              of industrial
                                                                                                              products);
                                                                                                              Director of
                                                                                                              Gannett Co. Inc.
                                                                                                              (publishing and
                                                                                                              media).

Richard A. Redeker (59)         Director       since 1995     Formerly management               73
                                                              consultant of Invesmart,
                                                              Inc. (August 2001-October
                                                              2001); formerly employee of
                                                              Prudential Investments
                                                              (October 1996-January 1998).

Robin B. Smith (62)             Director       since 1995     Chairman and Chief Executive      69            Director of
                                                              Officer (since August 1996)                     BellSouth
                                                              of Publishers Clearing House                    Corporation
                                                              (publishing); formerly                          (since 1992)
                                                              President and Chief                             and Kmart
                                                              Executive Officer (January                      Corporation
                                                              1988-August 1996) of                            (retail)
                                                              Publishers Clearing House.                      (since 1996).

Louis A. Weil, III (61)         Director       since 1996     Formerly Chairman (January        73
                                                              1999-July 2000), President
                                                              and Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of
                                                              the Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of
                                                              Phoenix Newspapers, Inc.

Clay T. Whitehead (63)          Director       since 1996     President (since 1983) of         91            Director
P.O. Box 8090                                                 National Exchange Inc. (new                     (since 2000)
McLean, VA 22106-8090                                         Business development firm).                     of First
                                                                                                              Financial
                                                                                                              Fund, Inc.
                                                                                                              and Director
                                                                                                              (since 2000)
                                                                                                              of The High
                                                                                                              Yield Plus
                                                                                                              Fund, Inc.

                              Interested Directors

                                                                                                  Number of
                                                  Term of                                       Portfolios in         Other
                              Position with    Office*** and                                    Fund Complex      Directorships
                                   the           Length of       Principal Occupations            Overseen         Held by the
  Name, Address** and Age        Company        Time Served      During Past Five Years          by Director      Director****
  -----------------------        -------        -----------      ----------------------          -----------      ------------
*Robert F. Gunia (55)         Vice President    since 1996    Executive Vice President and           112          Vice
                              and Director                    Chief Administrative Officer                        President
                                                              (since June 1999) of                                and Director
                                                              Prudential Investments LLC;                         since May
                                                              Executive Vice President and                        (1989) of The
                                                              Treasurer (since January                            Asia Pacific
                                                              1996) of PI, President                              Fund, Inc.
                                                              (since April 1999) of
                                                              Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly
                                                              Senior Vice President (March
                                                              1987-May 1999) of Prudential
                                                              Securities Incorporated
                                                              (Prudential Securities);
                                                              formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996),
                                                              Director (January
                                                              1989-September 1996), and
                                                              Executive Vice President,
                                                              Treasurer and Chief
                                                              Financial Officer (June
                                                              1987-September 1996) of
                                                              Prudential Mutual Fund
                                                              Management, Inc. (PMF); Vice
                                                              President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

*David R. Odenath, Jr. (45)   President        since 1999     President, Chief Executive             115
                              and Director                    Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of
                                                              PaineWebber Group, Inc.

*Judy A. Rice (54)            Vice             since 2000     Executive Vice President               111
                              President                       (since 1999) of PI; formerly
                              and Director                    various positions to Senior
                                                              Vice President (1992-1999),
                                                              Prudential Securities; and
                                                              various positions to
                                                              Managing Director
                                                              (1975-1992) of Salomon Smith
                                                              Barney; Member of Board of
                                                              Governors of the Money
                                                              Management Institute; Member
                                                              of the Prudential Securities
                                                              Operating Council and a
                                                              Member of the Board of
                                                              Directors for the National
                                                              Association for Variable
                                                              Annuities.

      Information pertaining to the Officers of the Company who are not also Directors is set forth below.

                                    Officers

                                                                       Term of
                                                                    Office*** and
                                            Position with the         Length of               Principal Occupations
Name, Address** and Age                          Company             Time Served              During Past Five Years
-----------------------                          -------             -----------              ----------------------
Grace C. Torres (43)                      Treasurer and Principal     since 1998     Senior Vice President (since January
                                          Financial and Accounting                   2000) of PI; formerly First Vice
                                          Officer                                    President (December 1996-January 2000)
                                                                                     of PI and First Vice President (March
                                                                                     1993-1999) of Prudential Securities.

Maria G. Master (31)                      Secretary                   since 2002     Vice President and Corporate Counsel
                                                                                     (since August 2001) of Prudential;
                                                                                     formerly Financial/Economic Analyst
                                                                                     with the Federal Reserve Bank of New
                                                                                     York (April 1999-July 2001), Associate
                                                                                     Attorney of Swidler Berlin Shereff
                                                                                     Friedman LLP (March 1997-April 1999)
                                                                                     and Associate Attorney of Riker,
                                                                                     Danzig, Scherer, Hyland & Perretti LLP
                                                                                     (August 1995-March 1997).

Marguerite E.H. Morrison (46)             Assistant Secretary         since 2002     Vice President and Chief Legal
                                                                                     Officer--Mutual Funds and Unit
                                                                                     Investment Trusts (since August 2000)
                                                                                     of Prudential; Senior Vice President
                                                                                     and Assistant Secretary (since February
                                                                                     2001) of PI; previously Vice President
                                                                                     and Associate General Counsel (December
                                                                                     1996-February 2001) of PI and Vice
                                                                                     President and Associate General Counsel
                                                                                     (September 1987-September 1996) of
                                                                                     Prudential Securities.


Maryanne Ryan (37)                        Anti-Money                  Since 2002     Vice President, Prudential (since
                                          Laundering Officer                         November 1998; First Vice President of
                                                                                     Prudential Securities (March 1997-May
                                                                                     1998)

____________

* "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser (Jennison Associates LLC) or the Distributor (Prudential Investment Management Services LLC).
** Unless otherwise noted, the address of the Directors and officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or Officer.
**** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

     The Company has Directors who, in addition to overseeing the actions of the Company's Manager, Investment Adviser and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Company's Officers, who conduct and supervise the daily business operations of the Company. Pursuant to the Company's Management Agreement, the Board may contract for advisory and management services for the Company. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.

      Directors and Officers of the Company are also directors and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor.

      Pursuant to the Amended and Restated Management Agreement (the Management Agreement) with the Company, the Manager pays all compensation of Officers and employees of the Company as well as the fees and expenses of all Interested Directors.

                            Standing Board Committees

      The Board of Directors has established two standing committees in connection with governance of the Company--Audit and Nominating.

       The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Company's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended September 30, 2002.

      The Nominating Committee consists of all of the Independent Directors. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Company's shareholders of each of the Company's Funds and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and also recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in each of the Company's Funds, matters relating to Director compensation and expenses and compliance with the Company's retirement policy. The Nominating Committee did not meet during the fiscal year ended September 30, 2002.

      In addition to the two standing Committees of the Company, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive Committee: Thomas Mooney and Thomas Whitehead. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and Fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Directors of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

      The Company pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

      Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

      The Company has no retirement or pension plan for its Directors.

      The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended September 30, 2002 to the Independent Directors for service on the Company's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2001.

                               Compensation Table

                                                                           Total Compensation
                                                                              From Company
                                                           Aggregate            and Fund
                                                          Compensation       Complex Paid to
       Name and Position                                  From Company    Independent Directors
       -----------------                                  ------------    ---------------------
       Saul K. Fenster .................................          $                      $ ()*
       Delayne Dedrick Gold ............................          $                      $ ()*
       Douglas H. McCorkindale** .......................          $                      $ ()*
       W. Scott McDonald, Jr. ..........................          $                      $ ()*
       Thomas T. Mooney** ..............................          $                      $ ()*
       Stephen P. Munn .................................          $                      $ ()*
       Richard A. Redeker ..............................          $                      $ ()*
       Robin B. Smith** ................................          $                      $ ()*
       Louis A. Weil, III ..............................          $                      $ ()*
       Clay T. Whitehead ...............................          $                      $ ()*

_________
* Indicates number of funds/portfolios in Fund Complex (including the Company) to which aggregate compensation relates.
** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of Directors in total or in part, under the Comapny's deferred fee agreement. Including accrued interest, on deferred through December 31, 2001, total value of deferred amounts compensation for the calendar year amounted to approximately $____, $_______ and $____ for Messrs. McCorkindale and Mooney and Ms.Smith, respectively.

   Directors who are interested do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

   The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of September 30, 2002.

                         Director Share Ownership Table

                              Independent Directors

                                                                                  Aggregate Dollar Range of
                                                                                  Equity Securities in All
                                                           Dollar Range of          Registered Investment
                                                         Equity Securities in       Companies Overseen By
       Name of Director                                      the Company          Director in Fund Complex
       ----------------                                  --------------------     ------------------------
       Saul K. Fenster ...........................        $10,001-$50,000
                                                          (Jennison Equity
                                                           Opportunity)           $50,001-$100,000
       Delayne Dedrick Gold ......................        $10,001-$50,000
                                                          (Active Balanced
                                                        and Jennison Equity
                                                            Opportunity)
                                                          $50,001-$100,000
                                                        (Jennison Growth)            Over $100,000
       Douglas H. McCorkindale ...................        $10,001-$50,000
                                                         (Jennison Growth)           Over $100,000
       W. Scott McDonald, Jr. ....................           $1-$10,000
                                                         (Jennison Growth)           Over $100,000
       Thomas T. Mooney ..........................        $50,001-$100,000
                                                            (Jennison)               Over $100,000

                                                                       Growth
     Stephen P. Munn ..........................................   -$10,001-$50,000
                                                                   (Active Balanced
                                                                 and Jennison Equity
                                                                     Opportunity)
                                                                      $1-$10,000
                                                                 (Jennison Growth)          Over $100,000
     Richard A. Redeker .......................................    -Over $100,000
                                                                 (Jennison Growth)          Over $100,000
     Robin B. Smith ...........................................   -$10,001-$50,000
                                                                  (Active Balanced)
                                                                      $1-$10,000
                                                                   (Jennison Equity
                                                                     Opportunity)           Over $100,000
     Louis A. Weil, III .......................................    $10,001-$50,000
                                                                   (Active Balanced
                                                                 and Jennison Growth)
                                                                      $1-$50,000
                                                                   (Jennison Equity
                                                                     Opportunity)           Over $100,000
     Clay T. Whitehead ........................................    $10,001-$50,000
                                                                  (Jennison Growth)        $50,001-$100,000

                                           Interested Directors

                                                                                       Aggregate Dollar Range of
                                                                                       Equity Securities in All
                                                                     Dollar Range of     Registered Investment
                                                                    Equity Securities    Companies Overseen By
     Name of Director                                                 in the Company    Director in Fund Complex
     ----------------                                                 --------------    ------------------------
     Robert F. Gunia ..........................................        -$1-$10,000
                                                                     (Active Balanced
                                                                        Class Z and
                                                                    Jennison Growth -
                                                                         Class A)
                                                                     $10,001-$50,000
                                                                     (Jennison Growth
                                                                        - Class Z)           Over $100,000
     David R. Odenath, Jr. ....................................       -$1-$10,000
                                                                    (Active Balanced)
                                                                     $10,001-$50,000
                                                                    (Jennison Growth)        Over $100,000
     Judy A. Rice .............................................     -$10,001-$50,000
                                                                     Active Balanced)
                                                                     (Over $100,000
                                                                     Jennison Growth)
                                                                                             Over $100,000

      The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Company or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Company as of December 31, 2001.

                                                  Name of Owners and               Title    Value of  Percent of
Name of Director                              Relationships to Director  Company   Class   Securities    Class
----------------                              -------------------------            -----   ----------    -----
Saul K. Fenster .........................               --                 --        --        --         --
Delayne Dedrick Gold ....................               --                 --        --        --         --
Douglas H. McCorkindale .................               --                 --        --        --         --
W. Scott McDonald, Jr. ..................               --                 --        --        --         --
Thomas T. Mooney ........................               --                 --        --        --         --
Stephen P. Munn .........................               --                 --        --        --         --
Richard A. Redeker ......................               --                 --        --        --         --
Robin B. Smith ..........................               --                 --        --        --         --
Louis A. Weil, III ......................               --                 --        --        --         --
Clay T. Whitehead .......................               --                 --        --        --         --

                CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

       Directors of the Company are eligible to purchase Class Z shares, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

      As of the date of this SAI, PI owned all of the shares of the Fund and controlled the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Advisers

      The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of June 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $93 billion.

      PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

      Pursuant to the Management Agreement with the Company on behalf of the Fund, PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund.

      PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

      PI will review the performance of investment advisers and make recommendations to the Board of Directors with respect to the retention of subadvisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

      For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate equal to .70 of 1% of the average daily net assets of the Fund. The fee is computed daily and payable monthly.

      In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

            (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Directors who are not affiliated persons of PI or the Fund's investment adviser;

             (b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

             (c) the costs and expenses payable to Jennison Associates LLC (Jennison or the Adviser)pursuant to the subadvisory agreement between PI and Jennison (the Subadvisory Agreement).

      Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Independent Directors who are not affiliated with PI or any subadviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund as a broker or dealer and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.

      The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PIFM or the Fund (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

      PI has entered into a Subadvisory Agreement with Jennison. The Subadvisory Agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of such services. Jennison is compensated by PI for its services in the amount of 0.30% annually of the Fund's average daily net assets up to $300 million and 0.25% annually of the Fund's average daily net assets in excess of $300 million.

      The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or Jennison upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. As discussed in the Prospectus, PI employs Jennison under a "manager-of-managers" structure that allows PI to replace the investment adviser or amend the Subadvisory Agreement without seeking shareholder approval.


Matters Considered by the Board

      The Management and Subadvisory Agreements (the Agreements) were last approved by the Directors, including all of the Independent Directors on [May 22, 2002] at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services expected to be provided under the Agreements and the overall fairness of the Agreements to the Fund.

The Board requested and evaluated reports from the Manager and investment adviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services to be provided by the Manager and Adviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and, the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds over the past one, three, five and ten years. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Adviser.

      With respect to the overall fairness of the Management and Subadvisory Agreement, the Board primarily considered the fee structure of the Agreements and the expected profitability of the Manager and the Adviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to the investment adviser, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees to be paid by the Manager to the investment adviser. In concluding that the direct and indirect benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Adviser's expected profit or loss on the Fund and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Adviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or investment advisory fees. The Board understood that neither the Manager nor the investment adviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements.

Principal Underwriter, Distributor and Rule 12b-1 Plans

      Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

      Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company on behalf of the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund.

      The expenses to be incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

      Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

      The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

      Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 2003.

      Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges.

The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A, Class B and Class C shares.

      Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

      The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

      Pursuant to each Plan, the Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

      Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

      In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

      Fee Waivers/Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.

      NASD Maximum Sales Charge Rule. Pursuant to rules of the National Association of Securities Dealers Inc. (NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

      Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

      PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Code of Ethics

      The Board of Directors of the Company has adopted a Code of Ethics. In addition, PI, Jennison, and PIMS have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such subadvisory personnel from making investments during periods when the respective subadviser is making such investments on behalf of the Fund. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Adviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates or one of the Adviser's affiliates (an affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which the affiliated broker acts in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

      In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

      When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

      The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

      When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Company's Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

      Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Fund. In order for an affiliate of an investment adviser or Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

      The Fund did not pay any commissions for the fiscal years ended September 30, 2002, 2001 and 2000.

                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

      The Company is authorized to issue 3.25 billion shares of common stock, $.001 par value per share divided into four series and four classes, designated Class A, Class B, Class C and Class Z shares. Each class of par value shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Declaration of Trust, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

      Shares of the Fund, when issued, against payment in full therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

      The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

      Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

      The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

      Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares or Class A shares in certain circumstances). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

      Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Value Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

      If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m., New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

      In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Value Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $1,000.

Issuance of Fund Shares for Securities

      Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by PI.

Specimen Price Make-up

      Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the NAV at October 31, 2001, the maximum offering price of the Fund's shares is as follows:

       Class A
       Net asset value and redemption price per Class A share ........................   $     10.00

       Maximum sales charge (5% of offering price) ...................................           .53
                                                                                         -----------
       Maximum offering price to public ..............................................   $     10.53
                                                                                         -----------
       Class B
       Net asset value, redemption price and offering price per Class B share* .......   $     10.00
                                                                                         -----------
       Class C
       Net asset value and redemption price per Class C share* .......................   $     10.00

       Sales charge (1% of offering price) ...........................................           .10
                                                                                         -----------
       Offering price to public ......................................................   $     10.10
                                                                                         -----------
       Class Z
       Net asset value, redemption price and offering price per Class Z share ........   $     10.00
                                                                                         -----------

________

            *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may, in certain circumstances, be subject to a contingent deferred sales charge on certain redemptions.

Selecting a Purchase Alternative

      The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

      If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

      If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

      If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

      If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc.

      If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

      Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

      Other Waivers. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

     .    officers of the Prudential mutual funds (including the Fund),

     . employees of the Distributor, Prudential Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

     . employees of investment advisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,

     . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

     .    members of the Board of Directors of Prudential,

     . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,

     . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,
     . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,
     . investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,
     . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs), and
     . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (e.g., mutual fund "supermarket" programs).

      Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

      For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

      Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

      An eligible group of related Fund investors includes any combination of the following:

     .    an individual
     .    the individual's spouse, their children and their parents
     .    the individual's and spouse's Individual Retirement Account (IRA)
     . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding o voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)
     . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children
     . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse
     . one or more employee benefit plans of a company controlled by an individual.

      In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

      The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

      Letters of Intent. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

      For purposes of the Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

      A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

      The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

Class B Shares

      The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

      The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

      The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Waiver of Initial Sales Charge--Class C Shares

      Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

      Investment of Redemption Proceeds from Other Investment Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through a COMMAND Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

      Other: Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.

Class Z Shares

      Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

      Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts o to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services
     . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

      Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

     . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option,
     . current and former Director/Directors of the Prudential mutual funds (including the Fund), or
     .    Prudential, with an investment of $10 million or more.

      In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation

      Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

      The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

Sale of Shares

      You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day at the close of regular trading on the NYSE, usually 4:00 p.m. New York timein order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

      If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

      If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, Pennsylvania 19101, the Distributor, or to your broker.

      Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

      Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

      Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

      Redemption in Kind. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

      Involuntary Redemption. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

      90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through The Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge

      Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 18 months, in the case of Class C shares . A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

      The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                     Contingent Deferred Sales
                                                      Charge as a Percentage
          Year Since Purchase                         of Dollars Invested or
             Payment Made                               Redemption Proceeds
---------------------------------------                 -------------------
            First..................................             5.0%
            Second.................................             4.0%
            Third..................................             3.0%
            Fourth.................................             2.0%
            Fifth..................................             1.0%
            Sixth..................................             1.0%
            Seventh................................             None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares ; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     Waiver of Contingent Deferred Sales Charge - Class A Shares. The CDSC will be waived for all investors other than those who purchased their shares through certain broker-dealers not affiliated with Prudential Financial, Inc.

     Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

     Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                         Required Documentation

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be          A copy of the Social Security
considered disabled if he or she is        Administration award letter or a
unable to engage in any substantial        letter from a physician on the
gainful activity by reason of any          physician's letterhead stating that
medically determinable physical or         the shareholder (or, in the case of a
mental impairment which can be expected    trust, the grantor (a copy of the
to result in death or to be of             trust agreement identifying the
long-continued and indefinite duration.    grantor will be required as well)) is
                                           permanently disabled. The letter must
                                           also indicate the date of disability.

Distribution from an IRA or 403(b)         A copy of the distribution form from
Custodial Account                          the custodial firm indicating (i) the
                                           date of birth of the shareholder and
                                           (ii) that the shareholder is over age
                                           59 1/2 and is taking a normal
                                           distribution--signed by the
                                           shareholder.

Distribution from Retirement Plan          A letter signed by the plan
                                           administrator/trustee indicating the
                                           reason for the distribution.

Excess Contributions                       A letter from the shareholder (for an
                                           IRA) or the plan
                                           administrator/trustee on company
                                           letterhead indicating the amount of
                                           the excess and whether or not taxes
                                           have been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge--Class C Shares

     Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

      Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer thought which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

      The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege

     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, Pennsylvania 19101.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

     Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

          Prudential California Municipal Fund
             (California Money Market Series)
          Prudential Government Securities Trust
             (Money Market Series)
             (U.S. Treasury Money Market Series)
          Prudential Municipal Series Fund
             (New Jersey Money Market Series)
             (New York Money Market Series)
          Prudential MoneyMart Assets, Inc. (Class A shares)
          Prudential Tax-Free Money Fund, Inc.

     Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

     Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any Prudential mutual fund at NAV will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.

     Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege. Please note that the special exchange privilege for shareholders who qualify to purchase Class A shares at NAV will be discontinued effective June 16, 2003.

      Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

      The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential mutual funds which permit investment by the Prudential Securities Cash Balance Pension Plan.

      Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

      Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

      Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university./1/

      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

Period of
Monthly Investments:                    $100,000    $150,000    $200,000    $250,000
--------------------------------------  --------    --------    --------    --------
25 Years .............................  $    105    $    158    $    210    $    263
20 Years .............................       170         255         340         424
15 Years .............................       289         438         578         722
10 Years .............................       547         820       1,093       1,366
5 Years ..............................     1,361       2,041       2,721       3,402
See "Automatic Investment Plan." .....

-----------
/1/ Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

/2/ The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

      Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

      Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan

      A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

      In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and
(3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

      The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

      Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

      Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

      Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                            Tax-Deferred Compounding/1/

Contributions                         Personal
Made Over:                            Savings               IRA
---------------------------       ---------------     ---------------
10 years                             $  26,165           $  31,291
15 years                                44,675              58,649
20 years                                68,109              98,846
25 years                                97,780             157,909
30 years                               135,346             244,692

-------------
/1/ The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

      From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

      The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

      The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day after the close of regular trading on the NYSE, usually at 4:00 p.m., New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Under the 1940 Act, the Directors are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or principal market maker (if available, otherwise a principal market maker or a primary market dealer). Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

      Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Adviser (or Valuation Committee or Board of Directors) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Adviser including, as applicable, its portfolio manager, traders, and its research and credit analysts and legal compliance personnel, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors, as may be determined by the Manager, Adviser, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer).

      Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

      The Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

      Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash and cash items, U.S. government securities or the securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

       In addition, the Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

      Gains or losses on sales of securities by the Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Long-term capital gains are taxed at different rates depending on (i) the shareholder's income tax bracket; (ii) whether the securities were held by the Fund for more than five years; and (iii) the date on which the securities were acquired by the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses, recognize gain or cause gain to be treated as ordinary income rather than as capital gain. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

      Certain futures contracts and options thereon, foreign currency forward contracts and most options on stock indices (referred to as Section 1256 contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will generally be treated as long-term capital gain or loss.

      Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, foreign currency forward contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes. Positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

      Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized may be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

      Shareholders electing to receive dividends and capital gain distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

      Any dividends or capital gain distributions paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or capital gain distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions may also be subject to state and local income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

      Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days (either before or after) before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

      A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

      Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder who is a nonresident alien individual, a foreign corporation or a foreign partnership are generally subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences resulting from their investment in the Fund.

      Dividends received by corporate shareholders generally are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, REITs, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

      The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

      The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect in any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. Any loss will be recognized on PFIC stock, to the extent of previously recognized mark to market gains. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat a PFIC as a qualified electing fund cannot by made without the provision of certain information by the PFIC, it is unlikely that the Fund will be able to make such an election.

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing through" to its shareholders any foreign income taxes paid.

      Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                             PERFORMANCE INFORMATION

      Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

      Average annual total return is computed according to the following formula:

                                P(1 + T)/n/ = ERV

 Where:
           P = hypothetical initial payment of $1000.
           T = average annual total return.
           n = number of years.
           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).

      Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.

      Because the Fund is new, no performance information is provided.

Average Annual Total Return (After Taxes on Distributions and After Taxes on Distributions and Redemption).

      Average annual total return (after taxes on distributions and after taxes on distributions and redemption) is computed according to the following formula:

                             P(1 + T)/n/ = ATV\D\ or \DR\

Where:
           P = a hypothetical initial payment of $1,000.
           T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
           n = number of years.
           ATV\D\ or \DR\
              ATV\D\= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.
              ATV\DR\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

       Average annual total return (after taxes on distributions and after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

      Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

      Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                     ERV--P
                                     ------
                                        P

Where:
           P = a hypothetical initial payment of $1000.

           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).

      Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

      Advertising. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

      From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

      The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.1

                                    [CHART]

                           -----------------------------
                           PERFORMANCE
                           COMPARISON OF DIFFERENT
                           TYPES OF INVESTMENTS
                           OVER THE LONG TERM
                           (12/31/1926-12/31/2001
                           -----------------------------
                           Common Stocks            10.7%
                           Long-Term Gov't. Bonds    5.3%
                           Inflation                 3.1%

      /1/Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                              Financial Statements

          Because the Fund is new, financial statements are not provided.

                  APPENDIX I -- DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

Debt Ratings

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

      Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        . Leading market positions in well-established industries. . High rates of return on funds employed.

        . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        . Well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

Long-Term Issue Credit Ratings

      AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

Commercial Paper Ratings

      A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, IBCA, DUFF AND PHELPS

International Long-Term Credit Ratings

      AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, CC: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

Short-Term Debt Ratings

      F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION

      The following terms are used in mutual fund investing.


Asset Allocation

      Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

      Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

      Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

      Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

      Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

      Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

      Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX III--HISTORICAL PERFORMANCE DATA

      The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

      The following chart shows the long-term performance of various asset classes and the rate of inflation.

                Each Investment Provides a Different Opportunity

                                    [CHART]

Value of $1.00 invested on
1/1/1926 through 12/31/2001

2001

Small Stocks $7,860.05

Common Stocks $2,279.13

Long-Term Bonds $50.66

Treasury Bills $17.20

Inflation $9.87

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500 Composite Stock Price Index, a market-weighted, unmanaged index 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

                                      III-1

      Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1991 through 2001. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

      All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

      Historical Total Returns of Different Bond Market Sectors

YEAR                         1991      1992     1993      1994      1995      1996      1997    1998    1999    2000     2001

--------------------------------------------------------------------------------------------------------------------------------

U.S. Government
Treasury
Bonds/1/                     15.3%     7.2%     10.7%     (3.4)%    18.4%     2.7%       9.6%   10.0%  (2.56)%  13.52%   7.23%

--------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Mortgage
Securities/2/                15.7%     7.0%      6.8%     (1.6)%    16.8%     5.4%       9.5%    7.0%   1.86%   11.16%   8.22%

--------------------------------------------------------------------------------------------------------------------------------

U.S. Investment Grade
Corporate Bonds/3/           18.5%     8.7%     12.2%     (3.9)%    22.3%     3.3%      10.2%    8.6%  (1.96)    9.39%   10.40%

--------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield
Bonds/4/                     46.2%    15.8%     17.1%     (1.0)%    19.2%    11.4%      12.8%    1.6%   2.39%   (5.86)%   5.28%


--------------------------------------------------------------------------------------------------------------------------------
World Government
Bonds/5/                     16.2%     4.8%     15.1%      6.0%     19.6%     4.1%      (4.3)%   5.3%  (5.07)   (2.63)%  (3.54%)


--------------------------------------------------------------------------------------------------------------------------------
Difference between
highest and lowest
returns percent              30.9     11.0      10.3       9.9       5.5      8.7       17.1     8.4    7.46     19.1     13.94

______________

/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
    Source: Lipper Inc.
/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over
    750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/ Salomon Smith Barney World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                      III-2

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2001. It does not represent the performance of any Prudential mutual fund.

                         Average Annual Total Returns of
                            Major World Stock Markets
                    (12/31/1985-12/31/2001) (in U.S. dollars)

                                                                         [CHART]

                            Sweden          15.51%
                            Spain           15.26%
                            Hong Kong       14.96%
                            Netherland      14.03%
                            Belgium         13.78%
                            France          13.20%
                            USA             13.14%
                            U.K.            12.28%
                            Switzerland     12.21%
                            Europe          11.92%
                            Denmark         11.88%
                            Australia        9.54%
                            Germany          8.63%
                            Canada           8.45%
                            Italy            7.70%
                            Norway           6.82%
                            Australia        4.95%
                            Japan            3.84%



Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/01. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

      This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                    [CHART]


              Capital                      Capital
           Appreciation                 Appreciation
          and Reinvesting                    only
             Dividends
              --------                     --------
1976         $10,000.00                   $10,000.00
              $9,255.00                    $9,159.00
              $9,561.34                    $9,350.42
              $9,294.58                    $8,982.95
              $9,284.36                    $8,850.00
              $8,826.64                    $8,302.19
              $9,577.78                    $8,889.98
             $10,408.20                    $9,542.51
              $9,895.05                    $8,944.19
             $10,596.60                    $9,454.01
             $10,885.90                    $9,576.91
             $11,718.70                   $10,173.60
             $11,735.10                   $10,045.40
             $11,251.60                    $9,500.91
             $12,769.40                   $10,631.50
             $14,202.20                   $11,675.50
1980         $15,550.00                   $12,634.10
             $15,764.50                   $12,656.80
             $15,402.00                   $12,211.30
             $13,826.30                   $10,811.90
             $14,784.50                   $11,404.40
             $13,703.80                   $10,419.00
             $13,627.00                   $10,200.20
             $15,196.80                   $11,206.00
             $17,970.30                   $13,087.50
             $19,770.90                   $14,234.00
             $21,965.50                   $15,643.10
             $21,936.90                   $15,453.80
             $22,024.70                   $15,347.20
             $21,496.10                   $14,811.60
             $20,943.60                   $14,253.20
             $22,973.00                   $15,454.70
1984         $23,404.90                   $15,561.40
             $25,553.50                   $16,809.40
             $27,426.60                   $17,849.90
             $26,304.80                   $16,941.30
             $30,829.30                   $19,658.70
             $35,176.20                   $22,228.10
             $37,248.10                   $23,339.50
             $34,648.20                   $21,523.70
             $36,578.10                   $22,533.20
             $44,387.50                   $27,141.20
             $46,615.70                   $28,286.50
             $49,692.40                   $29,947.00
             $38,496.70                   $22,990.30
             $40,683.30                   $24,089.20
             $43,384.70                   $25,447.90
             $43,532.20                   $25,300.30
1988         $44,872.90                   $25,841.70
             $48,054.40                   $27,438.70
             $52,288.00                   $29,589.90
             $57,877.60                   $32,489.70
             $59,064.10                   $32,886.10
             $57,286.30                   $31,633.10
             $60,883.90                   $33,316.00
             $52,524.50                   $28,478.50
             $57,225.50                   $30,728.30
             $65,523.20                   $34,916.60
             $65,365.90                   $34,539.50
             $68,856.40                   $36,093.80
             $74,619.70                   $38,815.20
             $72,739.30                   $37,569.30
             $74,121.40                   $37,982.50
             $76,456.20                   $38,882.70
1992         $80,294.30                   $40,550.80
             $83,795.10                   $42,034.90
             $84,197.30                   $41,929.90
             $86,369.60                   $42,709.80
             $88,373.40                   $43,410.20
             $85,024.00                   $41,482.80
             $85,381.10                   $41,345.90
             $89,547.70                   $43,061.70
             $89,529.80                   $42,743.10
             $98,241.10                   $46,602.80
            $107,603.00                   $50,703.80
            $116,147.00                   $54,395.10
            $123,139.00                   $57,327.00
            $129,752.00                   $60,078.70
            $135,565.00                   $62,415.70
            $139,754.00                   $63,969.90
1996        $151,395.00                   $68,940.30
            $155,468.00                   $70,463.90
            $182,581.00                   $82,379.40
            $196,257.00                   $88,162.40
            $201,889.00                   $90,313.60
            $230,032.00                  $102,533.00
            $237,670.00                  $105,517.00
            $214,093.00                   $94,648.50
            $259,652.00                  $114,402.00
            $272,582.00                  $119,721.00
            $291,772.00                  $127,755.00
            $273,595.00                  $119,374.00
            $314,278.00                  $136,731.00
            $321,475.00                  $139,465.00
            $312,924.00                  $135,379.00
            $309,889.00                  $133,700.00
            $285,655.00                  $122,884.00
            $251,805.00                  $108,003.00
            $266,536.00                  $113,965.00
            $227,435.00                   $96,881.20
2001        $251,725.00                  $106,850.00

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                                       III-3

 World Stock Market Capitalization by Region World Total: $15.9 Trillion [update charts]

                                    [CHART]

CANADA         3.0%
US            45.4%
EUROPE        33.2%
PACIFIC BASIN 18.4%

Source: Morgan Stanley Capital International, December 31, 2001. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

   This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                    [CHART]

1926      3.5439
          3.165
          3.3994
          3.4048
          3.3041
          4.0725
          3.1515
          3.356
          2.9259
          2.7634
1936      2.5541
          2.7336
          2.5237
          2.2589
          1.9434
          2.036
          2.4572
          2.4788
          2.4601
          1.9926
1946      2.1235
          2.4319
          2.3692
          2.091
          2.2412
          2.6875
          2.7876
          2.7356
          2.719
          2.9471
1956      3.4545
          3.233
          3.817
          4.471
          3.8031
          4.152
          3.9541
          4.1694
          4.2266
          4.5002
1966      4.5549
          5.5599
          5.9776
          6.867
          6.4761
          5.9662
          5.9937
          7.2562
          7.6026
          8.0467
1976      7.2087
          8.0293
          8.9772
         10.1151
         11.9872
         13.339
         10.951
         11.9663
         11.701
          9.5579
1986      7.8891
          9.2043
          9.185
          8.1634
          8.4436
          7.3013
          7.2573
          6.5444
          7.9924
          6.028
1996      6.7253
          6.0228
          5.4235
          6.8208
          5.5805
2001      5.7509

------------------------------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2001. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

                                      III-4

                                     PART C

                                OTHER INFORMATION

Item 23.    Exhibits.

(a) (1) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

     (2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

     (3) Amendment of Articles of Incorporation, incorporated by reference to
     Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

     (4) Articles Supplementary, incorporated by reference to Exhibit 1(d) to the Registration Statement on Form N- 14 (File No. 333-38087) filed via EDGAR on October 17, 1997.

     (5) Articles of Amendment, incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

     (6) Articles Supplementary, incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

     (7) Articles of Amendment, incorporated by reference to Exhibit (1)(g) to the Registration Statement on Form N- 14 (File No. 333-41790) filed via EDGAR on July 20, 2000.

     (8) Articles of Amendment, incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

(b) Amended Bylaws, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(c)  Instruments defining rights of shareholders, incorporated by reference to
     Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.

(d) (1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Prudential Jennison Growth Fund, incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

     (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Jennison Associates Capital Corp., with respect to Prudential Jennison Growth Fund and Prudential Jennison Growth & Income Fund, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

     (3) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Prudential Active Balanced Fund, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

     (4) Subadvisory Agreement between the Registrant and The Prudential Investment Corporation with respect to Prudential Active Balanced Fund, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

     (5) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Prudential Jennison Equity Opportunity Fund, incorporated by reference to Exhibit
     (d)(5) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33- 61997) filed via EDGAR on September 27, 2001.

     (6) Form of Management Agreement between Prudential Investments LLC and the Registrant with respect to Prudential Jennison Value Fund.*

     (7) Form of Subadvisory Agreement between the Registrant and Jennison Associates LLC with respect to Prudential Jennison Value Fund.*

(e) (1) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

     (2) Form of Selected Dealer Agreement, incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 9 to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

     (2) Amendment to Custodian Contract, incorporated by reference to Exhibit
     (g)(2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

     (3) Amendment to Custodian Contract, incorporated by reference to Exhibit
     (g)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No. 33- 15166) filed via EDGAR on July 30, 2001.

     (4) Amendment to Custodian Contract, incorporated by reference to Exhibit
     (g)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No. 33- 15166) filed via EDGAR on July 30, 2002.

(h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit 13(a) to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

     (2) Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

(i)  (1) Opinion and consent of Counsel, incorporated by reference to Exhibit
     (i) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

     (2) Consent of Counsel.

(j)  Consent of Independent Accountants.

(l) Purchase Agreement, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

(m) (1) Amended and Restated Distribution and Service Plan for Class A Shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33- 61997) filed via EDGAR on June 11, 1998.

     (2) Amended and Restated Distribution and Service Plan for Class B Shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33- 61997) filed via EDGAR on June 11, 1998.

     (3) Amended and Restated Distribution and Service Plan for Class C Shares, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33- 61997) filed via EDGAR on June 11, 1998.

(n) (1) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

     (2) Amended and Restated Rule 18f-3 Plan.*

(p)  (1) Amended Code of Ethics of the Registrant.*

     (2) Amended Personal Securities Trading Policy of Prudential.*

     (3) Code of Ethics of Jennison Associates LLC, incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc.

     (File No. 33-15166) filed via EDGAR on July 30, 2002.

(q) Powers of attorney, incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

----------
  *   Filed herewith.


Item 24. Persons Controlled by or under Common Control with the Fund.

      None.


Item 25.  Indemnification.

      As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Company's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

      The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

      Section 8 of each Management Agreement (Exhibits (d)(1), (3) and (5) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits (d)(2) and (4) to the Registration Statement) limit the liability of Prudential Investments LLC (PI), Jennison Associates LLC (Jennison) and Prudential Investment Management, Inc., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

      The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and (i) of such Act remain in effect and are consistently applied.

      Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

      (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

      (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

      (3) Such promise must be secured by a surety bond or other suitable insurance; and

      (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26. Business and other Connections of Investment Adviser.

      (a)  Prudential Investments LLC (PI)

      See "How the Fund is Managed--Manager" in the Prospectuses and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

      The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102-4077.

Name and Address                    Position with PI                               Principal Occupations
----------------                    ----------------                               ---------------------
Robert F. Gunia              Executive Vice President and     Executive Vice President and Chief Administrative Officer, PI;
                             Chief Administrative Officer     Vice President, Prudential; President, Prudential Investment
                                                              Management Services LLC (PIMS)

William V. Healey            Executive Vice President,        Executive Vice President, Chief Legal Officer and Secretary,
                             Chief Legal Officer and          PI; Vice President and Associate General Counsel, Prudential;
                             Secretary                        Senior Vice President, Chief Legal Officer and Secretary, PIMS

David R. Odenath, Jr.        President, Chief Executive       President, Chief Executive Officer and Chief Operating Officer,
                             Officer and Chief Operating      PI; Senior Vice President, The Prudential Insurance Company of
                             Officer                          America (Prudential)

Kevin B. Osborn              Executive Vice President         Executive Vice President, PI

Stephen Pelletier            Executive Vice President         Executive Vice President, PI

Judy A. Rice                 Executive Vice President         Executive Vice President, PI

Philip N. Russo              Executive Vice President,        Executive Vice President, Chief Financial Officer and
                             Chief Financial Officer and      Ereasurer, Director of Jennison
                             Treasurer

Lynn M. Waldvogel            Executive Vice President         Executive Vice President, PI


      (b)  Jennison Associates LLC.

      See "How the Fund is Managed--Investment Adviser" in the Prospectuses of Prudential Jennison Equity Opportunity Fund and Prudential Jennison Growth Fund and the Prospectus of the Fund constituting part of Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of Jennison directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-5608), the relevant text of which is hereby incorporated by reference.

      (c)  Prudential Investment Management, Inc. (PIM)

      See "How the Fund is Managed--Investment Adviser" in the Prospectus of Prudential Active Balanced Fund and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PIM's directors and executive officers are as set forth below. The address of each person is Gateway Center Three, Newark, New Jersey 07102.

Name and Address                 Position with PIM                   Principal Occupations
----------------                 -----------------                   ---------------------
John R. Strangfeld               Chairman of the Board,              Chief Executive Officer, Prudential Securities
                                 President, Chief Executive          Incorporated, Executive Vice President,
                                 Officer and Director                Prudential; President, Prudential Global Asset
                                                                     Management Group, Prudential; Chairman of the
                                                                     Board, President, Chief Executive Officer and
                                                                     Director, PIM

Bernard Winograd                 Senior Vice President and           Chief Executive Officer, Prudential Real Estate
                                 Director                            Investors (PREI); Senior Vice President and
                                                                     Director, PIM; Executive Vice President,
                                                                     Prudential Investment Management Services LLC

Item 27.  Principal Underwriters.

      (a)  Prudential Investment Management Services LLC (PIMS)

      PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

      PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


      (b) Information concerning the directors and officers of PIMS is set forth below:

                                   Positions and                                  Positions and
                                   Offices with                                   Offices with
Name(1)                            Underwriter                                    Registrant
-------                            -----------                                    ----------
Edward Chaplin                     Executive Vice President and Treasurer          None
751 Broad Street
Newark, NJ 07102
John T. Doscher                    Senior Vice President and Chief Compliance     None
213 Washington St.                 Officer
Newark, NJ 07102
Margaret Deverell                  Senior Vice President and Chief Financial      None
213 Washington Street              Officer
Newark, NJ 07102
Robert F. Gunia                    President                                      Vice President and Director
William V. Healey                  Senior Vice President, Secretary and Chief     None
                                   Legal Officer
Stephen Pelletier                  Executive Vice President                       None
Scott G. Sleyster                  Executive Vice President                       None
71 Hanover Road
Florham Park, NJ 07932
John R. Strangfeld                 Executive Vice President                       None
One Seaport Plaza
New York, NY 10292

----------
(1) The address of each person named is Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102-4077 unless otherwise noted.

      (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017, the Registrant, PI and PIM, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f) and Rules
31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


Item 29.  Management Services.

      Other than as set forth under the captions "How the Fund is Managed--Manager," "How the Fund is Managed--Investment Adviser" and "How the Fund is Managed--Distributor" in the Prospectuses and the caption "Investment Advisory and Other Services" in the Statement of Additional Information. Registrant is not a party to any management-related service contract.


Item 30.  Undertakings.

      Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 17th day of October, 2002.


                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


                                     /s/ David R. Odenath, Jr.
                                     (David R. Odenath, Jr., President)


      Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                      Title
---------                                      -----

            *                                  Treasurer and Principal Financial
-----------------------------------------             and Accounting Officer
     Grace C. Torres

            *                                   Director
-----------------------------------------
     Saul K. Fenster

            *                                   Director
-----------------------------------------
     Delayne Dedrick Gold

            *                                   Director
-----------------------------------------
     Robert F. Gunia

            *                                   Director
-----------------------------------------
     Douglas H. McCorkindale

            *                                   Director
-----------------------------------------
     W. Scott McDonald, Jr.

            *                                   Director
-----------------------------------------
     Thomas T. Mooney

            *                                   Director
-----------------------------------------
     Stephen P. Munn

            *                                   Director
-----------------------------------------
     David R. Odenath, Jr.

            *                                   Director
-----------------------------------------
     Richard A. Redeker

            *                                   Director
-----------------------------------------
     Judy A. Rice

            *                                   Director
-----------------------------------------
     Robin B. Smith

            *                                   Director
-----------------------------------------
     Louis A. Weil, III

            *                                   Director
-----------------------------------------
     Clay T. Whitehead


*By/s/ Marguerite E.H. Morrison                                 October 17, 2002
-----------------------------------------



     Marguerite E.H. Morrison
     Attorney-in-fact

                             PRUDENTIAL VALUE FUND

                                 EXHIBIT INDEX

Exhibit Number                        Description
--------------                        -----------

(i)            Opinion and Consent of Counsel.*

(j)            Consent of independent accountants.*

(p)(1)         Fund's Amended Code of Ethics.*

(p)(4)         Deutsche Asset Management, Inc.'s Amended Code of Ethics.*

(p)(5)         Victory Capital Management Inc.'s Amended Code of Ethics.*

(q)            Powers of Attorney.*

----------
  *Filed herewith.